UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

U.S. Energy Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

U.S. ENERGY CORP.

1616 Voss, Suite 725

Houston, TX 77057

Notice of 2023 Annual Meeting of Stockholders of

April 26, 2023

Dear Stockholders:

We are pleased to provide you with notice of our 2023 Annual Meeting of Stockholders (the “Annual Meeting”). The timing, location and summary of each of the proposals to be voted upon are as follows:

Date:	June 21, 2023	Time:	9:00 AM CDT

Place:	1616 Voss, Suite 725
Houston, TX 77057

Purposes:	1.	To elect three nominees as Class One directors, as identified in the accompanying Proxy Statement (John A. Weinzierl, Randall D. Keys, and D. Stephen Slack) to serve until the third succeeding annual meeting of stockholders (to be held in 2026) and until their successors have been duly elected or appointed and qualified;
	2.	To ratify the appointment of Plante & Moran PLLC as our independent auditor for the fiscal year ending December 31, 2023;
	3.	Advisory vote to approve named executive officer compensation; and
	4.	To approve such other business as may arise that can properly be conducted at the Annual Meeting, or any adjournment or postponement thereof in accordance with the Bylaws of the Company.

The formal Proxy Statement that follows this letter provides extensive background information about each of the proposals, along with the recommendations of our Board of Directors to vote in favor of each of the proposals.

Only stockholders of record at the close of business on April 24, 2023 are entitled to receive notice of and to vote at the Annual Meeting. The Notice of the 2023 Annual Meeting, this Proxy Statement and a copy of our Annual Report for the fiscal year ended December 31, 2022 and the means to vote by internet are available at www.proxyvote.com. Please read this information carefully before voting your proxy.

The Securities and Exchange Commission (“SEC”) has adopted rules regarding how companies must provide proxy materials to their stockholders. These rules are often referred to as “notice and access,” under which a company may select either of the following options for making proxy materials available to its stockholders:

●	the full set delivery option; or

●	the notice only option.

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A company may use a single method for all of its stockholders, or use full set delivery for some while adopting the notice only option for others.

Under the full set delivery option, a company delivers all proxy materials to its stockholders by mail. In addition to delivery of proxy materials to stockholders, the company must post all proxy materials on a publicly-accessible website and provide information to stockholders about how to access the website.

In connection with the Annual Meeting, we have elected to use the notice only option, which reduces environmental impact as well as printing and mailing costs. Unless otherwise requested by the stockholder, we are mailing to each stockholder a Notice of Internet Availability of Proxy Materials (the “Notice of Availability”) instead of mailing paper copies of the proxy materials. The Notice of Availability contains instructions on how to access the proxy materials on the Internet, and also on how to request a paper copy of the proxy materials. All stockholders who do not receive a Notice of Availability will receive a paper copy of the proxy materials by mail.

Whether or not you plan to attend the meeting, please take the time to vote:

●	Via the internet – Go to the website shown on your proxy card or Notice of Availability;
●	Via telephone – Call the toll-free number shown on your proxy card or the Notice of Availability; or
●	Via mail – Complete, sign and date your proxy card (if you requested one) and mail it in the postage paid envelope.

If you were a stockholder of record at the close of business on April 24, 2023, you may attend and vote at the Annual Meeting. The names of stockholders of record entitled to vote at the Annual Meeting will be available for review at the Annual Meeting.

If you wish to attend the Annual Meeting and vote in person, but you hold your shares through a broker or other nominee (i.e., your shares are held in “street name”), contact your broker or nominee promptly to obtain a “legal proxy,” which you must bring to the meeting in order to vote in person at the meeting. Thank you for your support for the recommendations of our Board of Directors.

By Order of the Board of Directors

/s/ John A. Weinzierl
Chairman

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U.S. ENERGY CORP.

1616 Voss, Suite 725

Houston, TX 77057

PROXY STATEMENT

FOR 2023 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 21, 2023

This proxy statement (“Proxy Statement”) is provided in connection with a solicitation of proxies by the Board of Directors (the “Board”) of U.S. Energy Corp. (“U.S. Energy”, the “Company”, “we”, “our”, or “us”) for the 2023 annual meeting of stockholders to be held on Tuesday, June 21, 2023, at 9:00 A.M. CDT, at the Houston offices of U.S. Energy, 1616 Voss, Suite 725, Houston, TX 77057 (the “Annual Meeting”), and at any adjournments of the meeting. On or about April 27, 2023, we are first mailing the Notice of Internet Availability of Proxy Materials (the “Notice of Availability”) to stockholders.

GENERAL INFORMATION

Who Can Vote

Only holders of our common stock (“Common Stock”) at the close of business on the record date of April 24, 2023, are entitled to receive notice of, and to vote at, the Annual Meeting. As of April 24, 2023 (the “Record Date”) there were 26,552,169 shares of our Common Stock issued and outstanding, all of which are entitled to vote at the Annual Meeting.

You may hold your shares “of record” or in “street name.” The difference between stockholders of record and street name holders is:

●	Stockholder of Record. If your shares are registered directly in your own name with our transfer agent, Computershare Trust Company, Inc., you are considered to be the holder of record of those shares, and you may vote directly via internet, by telephone, by mail or in person.

●	Street Name Stockholder. If your shares are held in a stock brokerage account or by a broker or other nominee, you are considered the “street name” holder and the beneficial owner of those shares, and you have the right to direct your broker or nominee how to vote. However, since you are not the stockholder of record, you may not vote those shares in person at the Annual Meeting unless you obtain a “legal proxy,” which you must bring to the Annual Meeting in order to vote in person at the meeting.

Quorum and Voting Rights

A quorum for the Annual Meeting will exist if a majority of the voting power of the stockholders is present at the meeting, in person or represented by properly executed proxies delivered prior to the meeting. Shares of Common Stock present at the meeting that abstain/withhold from voting, or that are the subject of “broker non-votes,” will be counted as present for the purposes of determining a quorum.

You are entitled to one vote for each share of U.S. Energy Common Stock you hold, except that for the election of directors you may cumulate your votes. Cumulative voting generally allows each holder of shares of Common Stock to multiply the number of shares owned by the number of directors nominated for election, and to distribute the resulting number of votes among nominees in any proportion that the holder chooses.

Broker Discretionary Votes

Under current New York Stock Exchange (“NYSE”) rules and interpretations that govern broker non-votes: (i) Proposal No. 1 for the election of directors is considered a non-discretionary matter, and a broker will lack the authority to vote uninstructed shares at their discretion on such proposal; (ii) Proposal No. 2 for the ratification of the appointment of Plante & Moran PLLC as our independent auditor for the fiscal year ending December 31, 2023, is considered a discretionary matter, and a broker will be permitted to exercise its discretion to vote uninstructed shares on the proposal; and (iii) Proposal No. 3 for the approval, on an advisory basis, of the 2023 compensation of the Company’s named executive officers, is considered a non-discretionary matter, and a broker will lack the authority to vote uninstructed shares at their discretion on such proposal. Because NYSE Rule 452 applies to all brokers that are members of the NYSE, this prohibition applies to the Annual Meeting even though our Common Stock is listed on the Nasdaq Capital Market (“Nasdaq”).

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Accordingly, if your broker does not receive instructions from you, your broker will not be able to vote your shares on any of the matters other than the ratification of our independent auditor, and a “broker non-vote” will occur with respect to those matters.

List of Stockholders Entitled to Vote at Annual Meeting

A complete list of stockholders entitled to vote at the annual meeting will be available at our principal executive offices, for any purpose germane to the annual meeting, during ordinary business hours, for a period of ten days prior to the annual meeting.

Attendance at the Annual Meeting

Attendance at the Annual Meeting is limited to holders of record of our Common Stock, at the close of business on the Record Date, and the Company’s guests. Admission will be on a first-come, first-served basis. You will be asked to present valid government-issued picture identification, such as a driver’s license or passport, in order to be admitted into the Annual Meeting. If your shares are held in the name of a bank, broker or other nominee and you plan to attend the Annual Meeting, you must present proof of your ownership of our Common Stock, such as a bank or brokerage account statement indicating that you owned shares of our Common Stock at the close of business on the Record Date, in order to be admitted. For safety and security reasons, no cameras, recording equipment or other electronic devices will be permitted in the Annual Meeting. A written agenda and rules of procedure for the Annual Meeting will be distributed to those persons in attendance at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials

Pursuant to rules adopted by the Securities and Exchange Commission, the Company uses the Internet as the primary means of furnishing proxy materials to stockholders. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to the Company’s stockholders. All stockholders will have the ability to access the proxy materials (including the Company’s Annual Report, which does not constitute a part of, and shall not be deemed incorporated by reference into, this proxy statement or the enclosed form of proxy, except as set forth below under “Incorporated By Reference” (if any)) via the Internet at www.proxyvote.com (please note this link is case sensitive) or request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. The Notice contains a control number that you will need to access these materials and vote your shares. Please keep the Notice for your reference through the meeting date. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of its annual meetings.

Voting Process

If you are a stockholder of record, there are four ways to vote:

●	At the Annual Meeting. You may vote during the meeting.

●	Via the Internet. You may vote by proxy via the Internet by following the instructions provided in the notice.

●	By Telephone. If you request printed copies of the proxy materials by mail, you may vote by proxy by calling the toll-free number found on the proxy card or notice.

●	By Mail. If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the proxy card and returning it in the envelope provided.

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Confidential Voting

Independent inspectors count the votes. Your individual vote is kept confidential from us unless special circumstances exist. For example, a copy of your proxy card will be sent to us if you write comments on the card, as necessary to meet applicable legal requirements, or to assert or defend claims for or against the Company.

Conduct at the Meeting

The Chairman of the Annual Meeting has broad responsibility and legal authority to conduct the Annual Meeting in an orderly and timely manner. This authority includes establishing rules for stockholders who wish to address the meeting. Only stockholders or their valid proxy holders may address the meeting. Copies of these rules will be available at the meeting. The Chairman may also exercise broad discretion in recognizing stockholders who wish to speak and in determining the extent of discussion on each item of business. In light of the number of business items on this year’s agenda and the need to conclude the meeting within a reasonable period of time, we cannot ensure that every stockholder who wishes to speak on an item of business will be able to do so.

Mailing Costs and Solicitation of Proxies

In addition to solicitation by use of the mails, certain of our officers and employees may solicit the return of proxies personally or by telephone, electronic mail or facsimile. We have not and do not anticipate retaining a third-party proxy solicitation firm to solicit proxies on behalf of the Board. The cost of any solicitation of proxies will be borne by us. Arrangements may also be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of material to, and solicitation of proxies from, the beneficial owners of our securities held of record at the close of business on the record date by such persons. We will reimburse such brokerage firms, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them in connection with any such activities.

Votes Needed

On Proposal 1, Election of Directors, nominees in a number equal to the seats to be filled on the Board who receive a plurality of votes cast will be elected as directors. If you withhold your shares from voting, your shares will not be counted for any director. Withheld votes and broker non-votes will have no effect on the election of directors.

For Proposals 2 and 3, and any other matter which properly comes before the meeting in accordance with the Amended and Restated Bylaws of the Company (the “Bylaws”), will be approved or ratified, as the case may be, if they receive the affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on such matter. As abstentions and broker non-votes are not considered votes cast, and they will have no effect on such proposals, except to the extent they result in any proposal failing to reach the required threshold for approval, if any.

How Your Proxy Will Be Voted; Recommendation of the Board

The Board is soliciting a proxy to provide you with the opportunity to vote on all matters scheduled to come before the meeting (as stated in the Notice of Annual Meeting which accompanies this Proxy Statement), whether or not you attend in person.

The Board recommends you vote as follows on the three proposals stated in the Proxy Statement:

●	“For” each of the nominees in Proposal 1 – i.e., the election of the three nominee Class One directors (John A. Weinzierl, Randall D. Keys, and D. Stephen Slack) to serve until the third succeeding annual meeting of stockholders (to be held in 2026) and until their successors have been duly elected or appointed and qualified;

●	“For” Proposal 2 – the ratification of the appointment of Plante & Moran PLLC as the independent auditor of the Company for the year ended December 31, 2023; and

●	“For” Proposal 3 – advisory vote to approve named executive officer compensation.

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Granting Your Proxy

Your shares will be voted as you specify if you properly complete and return the appropriate form of proxy. If you make no specifications, your proxy will be voted in favor of each proposal listed above.

We do not expect any matters to be presented for action at the meeting other than the matters stated in the Notice of Annual Meeting accompanying this Proxy Statement. However, as permitted by Securities and Exchange Commission (“SEC”) Rule 14a-4(c), the proxy will confer discretionary authority with respect to any other matter that may properly come before the meeting. The persons named as proxies intend to vote in accordance with their judgment on any such matters.

Revoking Your Proxy

If you are a stockholder of record and submit a proxy, you may revoke it later or submit a revised proxy at any time before it is voted. You also may attend the meeting in person and vote by ballot, which would cancel any proxy you previously submitted. If you are a street name stockholder and you vote by proxy, you may change your vote prior to the meeting by submitting new voting instructions to your broker or other nominee in accordance with that entity’s procedures.

Proxy Solicitation

We will pay all expenses of our solicitation of proxies for the Annual Meeting. In addition to solicitations by mail, arrangements have been made for brokers and other nominees to send proxy materials to beneficial owners, and we will reimburse those brokers and other nominees for their reasonable expenses. We have not hired a solicitation firm for the meeting. Our employees and directors may solicit proxies by telephone or other means, if necessary; they will not receive additional compensation for these services.

Householding

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials or Notice of Availability, as applicable with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials or Notice of Availability, as applicable. This process, which is commonly referred to as “householding,” potentially results in extra convenience for stockholders, cost savings for companies and conservation of paper products. We have adopted this “householding” procedure.

If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of proxy materials or Notice of Availability, as applicable, you may:

●	send a written request to the Company’s corporate headquarters, 1616 Voss, Suite 725, Houston, Texas 77057; Attention: Ryan Smith, Chief Executive Officer or call (303) 993-3200, if you are a stockholder of record; or

●	notify your broker, if you hold your shares in street name.

Upon receipt of your request, we will promptly deliver a separate set of proxy materials or Notice of Availability, as applicable, to you. You may also contact us as described above if you are receiving multiple copies of our proxy materials and would like to receive only one copy in the future.

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Requirements and Deadlines for Stockholders to Submit Proposals For 2024 Annual Meeting

Proxy Statement Proposals

Pursuant to Rule 14a-8 under the Exchange Act, if a stockholder wants to submit a proposal for inclusion in our proxy materials for the 2024 annual meeting of stockholders, it must be received by our Secretary by no later than the 120th day preceding the one-year anniversary on the date on which this proxy statement is released to the Company’s stockholders, or by no later than December 29, 2023, unless the date of the 2024 annual meeting of stockholders is more than 30 days before or after the anniversary of our 2023 annual meeting, in which case the proposal must be received at least ten (10) days before we begin to print and mail our proxy materials and must otherwise comply with Rule 14a-8 under the Exchange Act. In order to avoid controversy, stockholders should submit proposals by means, including electronic means, which permit them to prove the date of delivery.

Other Proposals and Nominations

For any proposal or director nomination that is not submitted for inclusion in next year’s proxy statement pursuant to the process set forth above, but is instead sought to be presented directly at the 2024 annual meeting of stockholders, stockholders are advised to review our Amended and Restated Bylaws as they contain requirements with respect to advance notice of stockholder proposals and director nominations. To be timely, the notice must be received at our principal executive offices not less than 90 days nor more than 120 days prior to the date of the annual meeting of stockholders. Accordingly, any such stockholder proposal or director nomination must be received between February 22, 2024 and the close of business on March 23, 2024 for the 2024 annual meeting of stockholders. In the event that the 2024 annual meeting of stockholders is convened more than 30 days prior to or delayed by more than 60 days after the anniversary of the 2023 annual meeting, notice by the stockholder, to be timely, must be received no later than (i) the 90th day prior to the 2024 annual meeting of stockholders and (ii) the tenth day following the day on which we publicly announce the date of the 2024 annual meeting of stockholders. All proposals should be sent to our principal executive offices at 1616 Voss, Suite 725, Houston, TX 77057, Attention: Corporate Secretary. These advance notice provisions are in addition to, and separate from, the requirements that a stockholder must meet in order to have a proposal included in the proxy statement under the rules of the SEC.

A proxy granted by a stockholder will give discretionary authority to the proxies to vote on any matters introduced pursuant to the above advance notice bylaw provisions, subject to applicable rules of the SEC.

Copies of our Amended and Restated Bylaws are filed as, or incorporated by reference as, an exhibit to our Annual Reports on Form 10-K, which is available at www.sec.gov available by request to the Secretary at 1616 Voss, Suite 725, Houston, TX 77057.

In addition to satisfying the deadlines in the advance notice provisions of our Amended and Restated Bylaws, a stockholder who intends to solicit proxies pursuant to Rule 14a-19 in support of nominees submitted under these advance notice provisions for the 2024 annual meeting must notify our Secretary in writing not later than April 22, 2024 and comply with the other requirements of Rule 14a-19(b).

All submissions to, or requests from, the Secretary of the Company should be made to: U.S. Energy Corp., 1616 Voss, Suite 725, Houston, TX 77057.

The Chairperson of the annual meeting of stockholders has the sole authority to determine whether any nomination or other proposal has been properly brought before the meeting in accordance with our Amended and Restated Bylaws. If we receive a proposal other than pursuant to Rule 14a-8 or a nomination for the 2024 annual meeting, and such nomination or other proposal is not delivered within the time frame specified in our Amended and Restated Bylaws, then the person(s) appointed by the Board and named in the proxies for the 2024 annual meeting may exercise discretionary voting power if a vote is taken with respect to that nomination or other proposal.

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Copies of Our Annual Report on Form 10-K

The Notice of the 2023 Annual Meeting, this Proxy Statement and a copy of our Annual Report for the fiscal year ended December 31, 2022 and the means to vote by internet are available at www.proxyvote.com. We encourage you to read our Annual Report. It includes our audited financial statements and provides information about our business.

Additionally, promptly upon receiving a written request from any stockholder, we will send to the stockholder without charge a copy of our Annual Report on Form 10-K for the year ended December 31, 2022, with exhibits, as filed with the SEC. Please address your request to the Company’s corporate headquarters, 1616 Voss, Suite 725, Houston, Texas 77057; Attention: Ryan Smith, Chief Executive Officer.

Voting Results

The preliminary voting results will be announced at the Annual Meeting. The final voting results will be tallied by the inspector of voting and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting.

Appraisal and Dissenters’ Rights

No appraisal and dissenters’ rights will be available to any stockholder in connection with any proposal described herein which is proposed to be voted on at the Annual Meeting.

FORWARD-LOOKING STATEMENTS AND WEBSITE LINKS

Statements in this Proxy Statement that are “forward-looking statements” are based on current expectations and assumptions that are subject to risks and uncertainties. In some cases, forward-looking statements can be identified by terminology such as “may,” “should,” “potential,” “continue,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” and similar expressions. These forward-looking statements are based on our current estimates and assumptions and, as such, involve uncertainty and risk. Actual results could differ materially from projected results.

We do not assume any obligation to update information contained in this document, except as required by federal securities laws. Although this Proxy Statement may remain available on our website or elsewhere, its continued availability does not indicate that we are reaffirming or confirming any of the information contained herein. Neither our website nor its contents are a part of this Proxy Statement.

Our business results are subject to a variety of risks, including those considerations or risks that are reflected as “Risk Factors” in our 2022 Annual Report on Form 10-K, as well as elsewhere in our filings with the SEC. If any of these considerations or risks materialize, our expectations (or underlying assumptions) may change or not be realized and our performance may be adversely affected. Therefore, you should not rely unduly on any forward-looking statements. Website links included in this Proxy Statement are for convenience only. The content in any website links included in this Proxy Statement is not incorporated herein and does not constitute a part of this Proxy Statement.

INCORPORATION BY REFERENCE

To the extent that this proxy statement has been or will be specifically incorporated by reference into any other filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the section of this proxy statement titled “Audit Committee Report”, “Pay Versus Performance”, and “Relationship Between “Compensation Actually Paid” and Performance (to the extent permitted by the rules of the U.S. Securities and Exchange Commission (the “SEC” or the “Commission”)) shall not be deemed to be so incorporated, unless specifically provided otherwise in such filing.

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CORPORATE GOVERNANCE

The Company promotes accountability for adherence to honest and ethical conduct; endeavors to provide full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with the SEC and in other public communications made by the Company; and strives to be compliant with applicable governmental laws, rules and regulations.

Board Leadership Structure

Our Board has the responsibility for selecting our appropriate leadership structure. In making leadership structure determinations, the Board considers many factors, including the specific needs of our business and what is in the best interests of our stockholders. Our current leadership structure is comprised of a separate Chairman of the Board and Chief Executive Officer. Mr. Smith currently serves as Chairman of the Board and Mr. Weinzierl serves as Chief Executive Officer of the Company. The Board does not have a policy as to whether the Chairman should be an independent director, an affiliated director, or a member of management. Our Board believes that the Company’s current leadership structure is appropriate because it effectively allocates authority, responsibility, and oversight between management (the Company’s Chief Executive Officer, Mr. Smith) and the members of our Board. It does this by giving primary responsibility for the operational leadership and strategic direction of the Company to its Chief Executive Officer, while enabling our Chairman to facilitate our Board’s oversight of management, promote communication between management and our Board, and support our Board’s consideration of key governance matters. The Board believes that its programs for overseeing risk, as described below, would be effective under a variety of leadership frameworks and therefore do not materially affect its choice of structure.

The Board evaluates its structure periodically, as well as when warranted by specific circumstances in order to assess which structure is in the best interests of the Company and its stockholders based on the evolving needs of the Company. This approach provides the Board appropriate flexibility to determine the leadership structure best suited to support the dynamic demands of our business.

Committees of the Board

	Independent	Director Class	Audit Committee	Compensation Committee	Nominating Committee
Ryan L. Smith		Two
John A. Weinzierl(1)	X	One
James W. Denny III	X	Two	M		C
Randall D. Keys	X	One	C	M	M
D. Stephen Slack	X	One	M	C	M
Duane H. King	X	Three		M
Joshua Batchelor	X	Three

(1) Chairman of Board of Directors.

C – Chairman of Committee.

M – Member.

Director Independence

The Board has affirmatively determined that each of Mr. John A. Weinzierl, Mr. Joshua Batchelor; Mr. Duane H. King; Mr. Randall D. Keys; Mr. D. Stephen Slack and Mr. James W. Denny III is an independent director as defined under the NASDAQ rules governing members of boards of directors, and has no relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board makes these determinations in accordance with NASDAQ’s listing standards for the independence of directors and the SEC’s rules. Due to the fact that Mr. Smith serves as our Chief Executive Officer, Mr. Smith is not independent. A majority of the Board is comprised of independent directors.

In assessing director independence, the Board considers, among other matters, the nature and extent of any business relationships, including transactions conducted, between the Company and each director and between the Company and any organization for which one of our directors is a director or executive officer or with which one of our directors is otherwise affiliated.

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In addition, the Audit Committee (consisting of three members), the Compensation Committee (consisting of three members), and the Nominating Committee consisting of three members) are each comprised solely of independent directors as required under the applicable requirements of Nasdaq and the SEC.

The Compensation Committee members also qualify as “non-employee directors” within the meaning of Section 16 of the Exchange Act and each member of the Audit Committee complies with Rule 10A-3 of the Exchange Act.

Meetings of the Board

The Board consists of seven members and it has primary responsibility for directing management of the business. During the fiscal year that ended on December 31, 2022, the Board held seven meetings and took various other actions via the unanimous written consent of the Board of Directors and the various committees described below. Each director attended at least 75% of all of the Board of Directors meetings and committee meetings of the committees on which they served, during the fiscal year ended December 31, 2022.

Attendance at Annual Meetings by Directors

Directors are encouraged, but not required, to attend annual meetings. At the Company’s last annual meeting held on June 21, 2022, all directors were in attendance in person or via telephone.

Executive Sessions of the Board of Directors

The independent members of the Board of Directors of the Company meet in executive session (with no management directors or management present) from time to time, but at least once annually. The executive sessions include whatever topics the independent directors deem appropriate.

Communications from Stockholders to the Board

The independent directors have established a process for collecting and organizing communications from stockholders. Stockholders may send communications to the Board by addressing their communications to the Company’s corporate headquarters, 1616 Voss, Suite 725, Houston, Texas 77057; Attention: Ryan Smith, Chief Executive Officer. Pursuant to this process, the Chief Executive Officer then reviews the communications, determines which of the communications address matters of substance that should be considered by all directors and sends those communications to all the directors for their consideration.

Upon receipt of any communication that is clearly marked “Confidential,” our Chief Executive Officer will not open the communication, but will note the date the communication was received and promptly forward the communication to the director(s) to whom it is addressed. If the correspondence is not addressed to any particular Board member or members, the communication will be forwarded to a Board member to bring to the attention of the Board.

Audit Committee

To provide effective direction and review of fiscal matters, the Board has established an Audit Committee.

The Audit Committee is tasked with overseeing that management has:

●	maintained the reliability and integrity of the accounting policies and financial reporting and disclosure practices of the Company;

●	established and maintained processes to assure that an adequate system of internal control is functioning within the Company; and

●	established and maintained processes to assure compliance by the Company with all applicable laws, regulations and Company policy.

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The Audit Committee has the following specific powers and duties, among others: (1) Selecting and retaining an independent registered public accounting firm to act as the Company’s independent auditors; overseeing the work done by the Company’s independent auditors; and terminating the Company’s independent auditors, if necessary; (2) selecting, retaining, compensating, overseeing and terminating, if necessary, any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; (3) approving all audit engagement fees and terms, and pre-approving all audit and permitted non-audit and tax services that may be provided by the Company’s independent auditors or other registered public accounting firms, and establishing policies and procedures for the Audit Committee’s pre-approval of permitted services by the Company’s independent auditors or other registered public accounting firms on an on-going basis; (4) reviewing and discussing with the Company’s independent auditors (i) all critical accounting policies and practices to be used in the audit, (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the ramifications of the use of such alternative treatments and the treatment preferred by the auditors, and (iii) other material written communications between the auditors and management; (5) reviewing, approving and overseeing any transaction between the Company and any related person (as defined in Item 404 of Regulation S-K) and any other potential conflict of interest situations on an ongoing basis, in accordance with Company policies and procedures; (6) reviewing the Company’s audited annual financial statements and the independent auditors’ opinion rendered with respect to such financial statements, including reviewing the nature and extent of any significant changes in accounting principles or the application therein; (7) reviewing with management and the Company’s independent auditors the adequacy and effectiveness of the Company’s internal controls, including any significant deficiencies or material weaknesses in the design or operation of, and any material changes in, the Company’s internal controls and any special audit steps adopted in light of any material control deficiencies, and any fraud involving management or other employees with a significant role in such internal controls, and reviewing and discussing with management and the Company’s independent auditors, disclosure relating to the Company’s internal controls; (8) establishing and overseeing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters; and (9) reviewing with appropriate Company personnel the actions taken to ensure compliance with the Company’s Code of Ethics and the results of confirmations and violations of such code.

The current Chairman of the Audit Committee is Randall D. Keys. The Board has determined that Mr. Keys is an “audit committee financial expert” as defined in Item 407(d) of SEC Regulation S-K. The other members of the Audit Committee are James W. Denny III, who has served on the committee since January 2022, and D. Stephen Slack, who has served since December 2019. All members of the Audit Committee are independent directors under applicable Nasdaq and Rule 10A-3 of the Exchange Act.

The Audit Committee formally met four times in 2022. The Committee reviewed our financial statements for each quarter in 2022 and the year as a whole and discussed the financial statements with management and our independent audit firm. Based on the foregoing, the Audit Committee recommended to the Board at the Board meeting held on April 13, 2023 that the audited financial statements be included in our annual report on Form 10-K for the year ended December 31, 2022. The Audit Committee also reviews and reassesses the adequacy of the Audit Committee Charter on an annual basis.

Compensation Committee

We have a Compensation Committee, the current members of which are D. Stephen Slack (Chairman), Randall D. Keys, and Duane H. King. These members are independent under applicable criteria established by Nasdaq and the Board of Directors has affirmatively determined that each of such members does not have a relationship to the Company which is material to that director’s ability to be independent from management in connection with the duties of the Compensation Committee. The Compensation Committee met formally on three occasions in 2022 and discussed compensation matters informally several times during the year.

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The Compensation Committee reviews and recommends to the Board compensation packages for the executive officers of the Company and oversees the Company’s compensation and benefit packages. The Compensation Committee is also tasked with reviewing and approving the Chief Executive Officer’s corporate goals and objectives relevant to his total compensation, and recommending the compensation of the Chief Executive Officer. The Compensation Committee may delegate to a subcommittee or to our Chief Executive Officer or other officer such of its duties and responsibilities as the Compensation Committee deems to be in the best interests of the Company, provided such delegation is not prohibited by law or Nasdaq rule. The Compensation Committee engaged a compensation consultant during 2022.

Compensation Committee Interlocks and Insider Participation

The current members of the Compensation Committee are Messrs. Randall D. Keys, Duane H. King and D. Stephen Slack (Chairman), who are all independent members of our Board of Directors. No member of the Compensation Committee is an employee or a former employee of the Company. During fiscal 2022, none of our executive officers served on the compensation committee (or its equivalent) or Board of Directors of another entity whose executive officer served on our Compensation Committee. Accordingly, the Compensation Committee members have no interlocking relationships required to be disclosed under SEC rules and regulations.

Nominating Committee

We have a Nominating Committee, currently consisting of James W. Denny III, Randall D. Keys and D. Stephen Slack (Chairman). These members are independent directors under Nasdaq rules.

In considering individual director nominees and Board committee appointments, our Nominating Committee seeks to achieve a balance of knowledge, experience and capability on the Board and Board committees and to identify individuals who can effectively assist the Company in achieving our short-term and long-term goals, protecting our stockholders’ interests and creating and enhancing value for our stockholders. In so doing, the Nominating Committee considers a person’s diversity attributes (e.g., professional experiences, skills, background, race and gender) as a whole and does not necessarily attribute any greater weight to one attribute. Moreover, diversity in professional experience, skills and background, and diversity in race and gender, are just a few of the attributes that the Nominating Committee takes into account. In evaluating prospective candidates, the Nominating Committee also considers whether the individual has personal and professional integrity, good business judgment and relevant experience and skills, and whether such individual is willing and able to commit the time necessary for Board and Board committee service.

While there are no specific minimum requirements that the Nominating Committee believes must be met by a prospective director nominee, the Nominating Committee does believe that director nominees should possess personal and professional integrity, have good business judgment, have relevant experience and skills, and be willing and able to commit the necessary time for Board and Board committee service. Furthermore, the Nominating Committee evaluates each individual in the context of the Board as a whole, with the objective of recommending individuals that can best perpetuate the success of our business and represent stockholder interests through the exercise of sound business judgment using their diversity of experience in various areas. We believe our current directors possess diverse professional experiences, skills and backgrounds, in addition to (among other characteristics) high standards of personal and professional ethics, proven records of success in their respective fields and valuable knowledge of our business and our industry.

The Nominating Committee uses a variety of methods for identifying and evaluating director nominees. The Nominating Committee also regularly assesses the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or other circumstances. In addition, the Nominating Committee considers, from time to time, various potential candidates for directorships. Candidates may come to the attention of the Nominating Committee through current Board members, professional search firms, stockholders or other persons. These candidates may be evaluated at regular or special meetings of the Nominating Committee and may be considered at any point during the year.

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The Committee evaluates director nominees at regular or special Committee meetings pursuant to the criteria described above and reviews qualified director nominees with the Board. The Committee selects nominees that best suit the Board’s current needs and recommends one or more of such individuals for election to the Board.

The Committee will consider candidates recommended by stockholders, provided the names of such persons, accompanied by relevant biographical information, and other information as required by the Company’s Bylaws, are properly submitted in writing to the Secretary of the Company in accordance with the manner described for stockholder proposals under “Requirements and Deadlines for Stockholders to Submit Proposals For 2023 Annual Meeting” under “General Information”, above. The Secretary will send properly submitted stockholder recommendations to the Committee. Individuals recommended by stockholders in accordance with these procedures will receive the same consideration received by individuals identified to the Committee through other means. The Committee also may, in its discretion, consider candidates otherwise recommended by stockholders without accompanying biographical information, if submitted in writing to the Secretary.

For the Annual Meeting, the Nominating Committee did not receive a request from any stockholder for consideration of a director nominee candidate.

The Nominating Committee met four times during 2022 and approved the director nominees for the 2022 annual meeting.

Risk Oversight

We face various risks in our business, including liquidity and operational risks. Liquidity risk is encountered in the context of balancing contractual commitments to spend capital and also is involved in our hedging commitments for oil and natural gas price protection. Any change in our hedging strategy will require the approval of the Board.

General business operations are managed by our Chief Executive Officer, who reports to the Board. An annual budget is approved by the Board, with appropriate modifications as needed throughout the year by the Board. However, material budget variations are subject to prior approval by the Board, even if the category and fund allocation generally had been previously approved by the Board. In these situations, the Chairman will call a Board meeting to discuss specific terms, costs and variables, and associated risks, before committing the Company. We believe this process provides the Board with a continuing and key role in risk oversight.

While the Board and its committees oversee the Company’s strategy, management is charged with its day-to-day execution. To monitor performance against the Company’s strategy, the Board receives regular updates and actively engages in dialogue with management.

Compensation Risk Assessment

We do not believe that our compensation programs encourage excessive risk taking. Risk mitigating factors of our compensation program and Board governance include:

●	A mix of short-term and long-term incentives designed to incentivize creation of long-term stockholder value; and

●	Caps on awards under our bonus programs, along with the use of targeted performance goals designed to emphasize metrics that lead to long-term stockholder value creation.

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Arrangements between Officers and Directors

To our knowledge, there is no arrangement or understanding between any of our officers and directors and any other person, pursuant to which the officer or director was selected to serve as an officer or director, except for the Nominating and Voting Agreement discussed below under “Nominating and Voting Agreement and Board Appointment Rights”.

Other Directorships

No directors of the Company are also directors of issuers with a class of securities registered under Section 12 of the Exchange Act (or which otherwise are required to file periodic reports under the Exchange Act).

Involvement in Certain Legal Proceedings

None of our executive officers or directors has been involved in any of the following events during the past ten years, except as disclosed in their biographical information set forth herein under “Proposal 1: Election of Directors”:

(1)	any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

(2)	any conviction in a criminal proceeding or being a named subject to a pending criminal proceeding (excluding traffic violations and minor offenses);

(3)	being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

(4)	being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law;

(5)	being the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (i) any Federal or State securities or commodities law or regulation; (ii) any law or regulation respecting financial institutions or insurance companies, including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(6)	being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section (1)(a)(40) of the Commodity Exchange Act), or any equivalent exchange, association, entity, or organization that has disciplinary authority over its members or persons associated with a member.

Policy on Equity Ownership

The Company does not have a policy on equity ownership at this time. However, as illustrated in the “Principal Holders of Voting Securities and Ownership by Officers and Directors” table below, all Named Executive Officers and directors are beneficial owners of stock of the Company.

Anti-Hedging Policies

The Company recognizes that hedging against losses in Company shares may disturb the alignment between stockholders and executives that equity awards are intended to build; however, while ‘short sales’ are discouraged by the Company, the Company does not currently have a policy prohibiting such transactions.

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Compensation Recovery and Clawback Policies

Under the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), in the event of misconduct that results in a financial restatement that would have reduced a previously paid incentive amount, we can recoup those improper payments from our Chief Executive Officer and Chief Financial Officer (if any). The SEC also recently adopted rules which direct national stock exchanges to require listed companies to implement policies intended to recoup bonuses paid to executives if the company is found to have misstated its financial results. We plan to implement a clawback policy in the future, once required, although we have not yet implemented such policy.

Code of Conduct

We are committed to sound corporate governance principles. As evidence of this commitment, the Board has adopted charters for its committees and a Code of Ethics. These documents, along with the Company’s Certificate of Incorporation and Bylaws, provide the framework for our corporate governance. The charters of the Audit Committee, the Compensation Committee, and the Nominating Committee may be viewed at our website (www.usnrg.com), at the tab “Investors,” then go to “Corporate Governance.” The Code of Ethics also may be viewed at that location. If these documents are amended (or if the Code of Ethics is waived in a manner requiring disclosure under SEC rules), the amendments (and the occurrence of the waiver of the Code of Ethics) will be disclosed on the website as required by the SEC. Copies of each of these documents are available without charge to any person who requests them, by sending a request to the Company’s corporate headquarters, 1616 Voss, Suite 725, Houston, Texas 77057; Attention: Ryan Smith, Chief Executive Officer.

Board Diversity Matrix

Beginning in 2022, we surveyed the Board and asked each director to self-identify their race/ethnicity, gender identity, disability, military experience, and LGBTQ+ identity. The results are presented below in the table below, which provides certain highlights of the composition of our board members and nominees. Each of the categories listed in the below table has the meaning as it is used in Nasdaq Proposed Rule 5605(f).

Board Diversity Matrix (As of April 24, 2023)
Total Number of Directors	7
	Female	Male		Non- Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	—	7		—	—
Part II: Demographic Background
African American or Black	—	—		—	—
Alaskan Native or Native American	—	—		—	—
Asian	—	—		—	—
Hispanic or Latinx	—	—		—	—
Native Hawaiian or Pacific Islander	—	—		—	—
White	—	7		—	—
Two or More Races or Ethnicities	—	—		—	—
LGBTQ+			—
Did Not Disclose Demographic Background			—

* The Company’s 2021 Board Diversity Matrix was publicly disclosed in the Company’s proxy statement for its 2022 Annual Meeting of Stockholders.

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Under the phase-in transition rules, the Company is required to have, or provide an explanation why it does not have, (x) at least one diverse director by December 31, 2023, and (y) at least two diverse directors by December 31, 2026. As shown in the table above, we do not have at least one diverse director currently. We believe that our current Board members possess sufficient knowledge of our operations and our industry to effectively manage our Company. Additionally, three of our Board members are nominated by the Sellers who are party to the Nominating and Voting Agreement which is discussed in greater detail below under “Nominating and Voting Agreement and Board Appointment Rights”, and such Sellers’ are under no obligation to appoint diverse persons to the Board. Moving forward, in the event that our Board and/or Nominating Committee believe that it is in our best interests to appoint new members to the Board, we plan to take the diversity of such new nominees into factor in determining whether or not to nominate/appoint such persons to the Board. We do not believe that the lack of a diverse director on our Board has had, or in the future will have, a material adverse effect on our Board, the Board’s ability to effectively manage the Company, or any matter proposed to be adopted by the Board.

Website Availability of Documents

The charters of the Audit Committee, Compensation Committee and Nominating Committee and our Code of Ethics can be found on our website at https://usnrg.com/investors/governance. Unless specifically stated herein, documents and information on our website are not incorporated by reference in this proxy statement.

Nominating and Voting Agreement and Board Appointment Rights

On January 5, 2022 (the “Closing Date”), the Company closed the acquisitions (the “Closing”) contemplated by those certain three separate Purchase and Sale Agreements (as amended to date, the “Purchase Agreements”), previously entered into by the Company on October 4, 2021, with each of (a) Lubbock Energy Partners LLC (“Lubbock”); (b) Banner Oil & Gas, LLC, Woodford Petroleum, LLC and Llano Energy LLC (collectively, “Banner”), and (c) Synergy Offshore LLC (“Synergy”, and collectively with Lubbock and Banner, the “Sellers”). Lubbock is beneficially owned by Mr. John A. Weinzierl (our Chairman) and Mr. Wallis T. Marsh, due to their status as Chief Executive Officer and Manager, and Manager, respectively, of Lubbock. Synergy may be deemed to be beneficially owned by Mr. Duane H. King (one of our Directors) and Mr. Lee Hightower due to their status as Chief Executive Officer and Manager and President and Manager, respectively, of Synergy, and as a result of their respective ownership and positions as Managers and Officers of the limited liability company that owns 100% of the membership interests of Synergy.

Also on January 4, 2022, we and each of the Sellers entered into a Nominating and Voting Agreement.

On and effective on September 16, 2022, the Company, each of the Sellers, and King Oil & Gas Company, Inc., which entity is controlled by Duane H. King, its President and one of our directors (“King Oil”), WDM Family Partnership, LP, which entity is controlled by Wallis T. Marsh, its President (“WDM”), and Katla Energy Holdings LLC, which entity is controlled by John A. Weinzierl, its Chief Executive Officer and our Chairman (“Katla Energy”), entered into an Amended and Restated Nominating and Voting Agreement (the “Nominating and Voting Agreement”). The entry into the Nominating and Voting Agreement followed the distribution of certain shares of Common Stock originally issued to the Sellers upon the Closing, including the transfer (a) on July 20, 2022, by Synergy of an aggregate of 6,546,384 shares of Common Stock of the Company which it held to: King Oil (2,027,399 shares); Katla Energy (1,781,651 shares) and certain other parties; and (b) on July 19, 2022, by Lubbock of 6,568,828 shares of Common Stock of the Company which it then held to: Katla Energy (3,071,914 shares); WDM (3,071,914 shares) and certain other parties (the “Transfers”).

The Nominating and Voting Agreement amended and restated the prior Nominating and Voting Agreement dated January 5, 2022, to include King Oil, WDM and Katla Energy as voting parties thereunder (each a “Voting Party”) and clarify the Company’s prior change in domicile from Wyoming to Delaware. The Nominating and Voting Agreement was entered into to better reflect the original intent of the parties to the Nominating and Voting Agreement, that the voting obligations of the Sellers as set forth therein would also become obligations of any affiliates of the Seller which received shares of Common Stock in any distribution of shares by any Sellers.

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The Nominating and Voting Agreement provides that each of Lubbock, Synergy and Banner (each a “Nominating Party”) has the right to designate for nomination to the Board two nominees (for so long as such Nominating Party (and its affiliates) beneficially owns at least 15% of the Company’s outstanding Common Stock) and one nominee (for so long as such Nominating Party (and its affiliates) beneficially owns at least 5% of the Company’s Common Stock), for appointment at any stockholder meeting or via any consent to action without meeting of the stockholders of the Company. The Nominating and Voting Agreement also requires the Board to include such nominees in the slate of directors up for appointment at each meeting of stockholders where directors will be appointed, and take other actions to ensure that such persons are elected to the Board by the stockholders of the Company.

The Nominating and Voting Agreement also provides that for the purposes of calculating the percentage ownership of Common Stock beneficially held by each Nominating Party, shares of Common Stock may only be counted once, and may only be deemed beneficially owned by at a maximum, by one Nominating Party and that further, in the event any shares of Common Stock are beneficially owned (as determined in accordance with Rule 13d-3 of the Exchange Act (“Rule 13d-3”) by more than one Nominating Party, such affected Nominating Parties shall apportion beneficial ownership for the purposes of the Nominating and Voting Agreement equitably, in good faith, and promptly advise the Company and the other Nominating Parties of such agreed allocations.

Additionally, the Nominating and Voting Agreement provides that, for purposes of the Transfers, the parties agreed that the 4,853,565 shares of Common Stock distributed by Synergy and Lubbock to Katla Energy (collectively, the “Katla Energy Shares”) would be allocated (a) 36.7% to Synergy; and (b) 63.3% to Lubbock, solely for the purposes of the calculations relating to the Nominating and Voting Agreement and the determination of Nominating Party status and that in the event that Katla Energy shall thereafter distribute, sell, or transfer, any of the Katla Energy Shares, such remaining shares of Common Stock held by Katla Energy would continue to be allocated, for the purposes of the Nominating and Voting Agreement and the determination of Nominating Party status, pursuant to the same allocation; provided that if Katla Energy shall thereafter acquire any additional shares of Common Stock, such shares shall be apportioned at the time of acquisition equitably by the control persons of Katla Energy to the appropriate Nominating Party, in each case notwithstanding the fact that such Katla Energy Shares, shall consistent with the requirements of Rule 13d-3, be deemed beneficially owned by John A. Weinzierl, its Chief Executive Officer, who has voting and dispositive control over such shares, for the purposes of Rule 13d-3.

Pursuant to the Nominating and Voting Agreement, if any Nominating Party’s Seller Nominated Party ceases for any reason to serve on the Board, such Seller Nominated Party will be provided the right to appoint another person to the Board, who shall be appointed to the Board pursuant to the power to fill vacancies given to the Board without a stockholder vote, by the Bylaws of the Company.

Notwithstanding the above, no person is required to be included as a nominee for election or appointment to the Board in the event such person is a Disqualified Person. A “Disqualified Person” is a person for whom the Board reasonably determines that the nomination, election or appointment of, or retention of such person on the Board, as applicable, would (a) violate the listing rules of Nasdaq or the rules and regulations of the SEC, (b) due to such person’s past, affiliations or otherwise, negatively affect the reputation of the Company, negatively affect the Company’s ability to complete future transactions, or disqualify the Company from undertaking any offering under applicable securities laws, or (c) violate the fiduciary duties that the Board owes to the Company or its stockholders; provided, however, that if the Board reasonably determines that any person is unfit for service on the Board for the reasons set forth above, then the applicable Nominating Party is entitled to designate an alternative or replacement person.

Further notwithstanding the above, the non-Nominating Party directors and Nominating Party directors are required to be apportioned between ‘independent’ and non-’independent’ directors as required by the rules of Nasdaq such that the Company continues in compliance with applicable Nasdaq rules.

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Each Seller Nominated Person is entitled to the same expense reimbursement and advancement, exculpation, indemnification and insurance in connection with his or her role as a director as the other members of the Board, as well as reimbursement for documented, reasonable out-of-pocket expenses incurred in attending meetings of the Board or any committee of the Board of which such Seller Nominated Person is a member, if any, in each case to the same extent as the other members of the Board. We also agreed to continue to maintain directors’ and officers’ liability insurance coverage with respect to each Seller Nominated Person’s service on the Board for a period of at least six years after each such Seller Nominated Person’s service on the Board has concluded.

At all times when Lubbock holds at least 5% of the Company’s outstanding Common Stock and its appointee is John A. Weinzierl, each Seller is required to instruct its appointee on the Board to vote in favor of appointing Mr. Weinzierl as Chairman of the Board.

During the term of the Nominating and Voting Agreement, each Seller and each Voting Party, agreed to vote all securities of the Company which they hold in any manner as may be necessary to nominate and elect (and, if applicable, maintain in office) as a member of the Company’s Board, each of the Seller Nominated Persons and further to not remove any Seller Nominated Persons, unless such person is a Disqualified Person.

The Nominating and Voting Agreement continues in effect until the earlier of (a) the date mutually agreed by each of the Sellers; and (b) the date that no Seller owns at least 5% of the outstanding shares of Common Stock of the Company; subject to certain rights and obligations which survive termination. Once a Seller’s ownership drops below 5% of the Company’s outstanding Common Stock, it no longer has any right to nominate any person under the Nominating and Voting Agreement, even if such Seller’s ownership increases above 5% of the Company’s Common Stock in the future. Each Voting Party ceases to be bound by the terms of the Nominating and Voting Agreement at such time as the Voting Party no longer holds any shares of Common Stock of the Company.

PRINCIPAL HOLDERS OF VOTING SECURITIES AND

OWNERSHIP BY OFFICERS AND DIRECTORS

Security Ownership of Management and Certain Beneficial Owners and Management

The following table sets forth certain information with respect to the beneficial ownership of our capital stock as of April 24, 2023 (the “Record Date”), referred to in the table below as the “Beneficial Ownership Date”, by:

●	each person, or group of affiliated persons, known by us to beneficially own more than 5% of any class of our securities;

●	each of our directors;

●	each of our Named Executive Officers; and

●	all directors and executive officers as a group.

The column titled “Percentage of Shares Beneficially Owned” is based on a total of 26,552,169 shares of our Common Stock outstanding as of the Beneficial Ownership Date.

Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, ordinary shares subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of the Beneficial Ownership Date are deemed outstanding but are not deemed outstanding for computing the percentage ownership of any other person.

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To our knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person’s name. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership. Unless otherwise identified, the address of our directors, director nominees and officers is c/o 1616 Voss, Suite 725, Houston, Texas 77057.

Title of Class	Name of Beneficial Owner	Position with Company	Beneficial Ownership		Percent of Shares Beneficially Owned
Common	Ryan L. Smith	CEO, CFO, and Director	625,593	(1)	2.4%
Common	James W. Denny III	Director	103,913	(2)	* %
Common	Randall D. Keys	Director	128,913	(3)	* %
Common	D. Stephen Slack	Director	108,913	(4)	* %
Common	John A. Weinzierl	Chairman	5,151,391	(5)(6)	19.4%
Common	Duane H. King	Director	2,116,312	(7)(6)	8.0%
Common	Joshua L. Batchelor	Director	6,839,437	(8)(6)	25.8%
Common	Donald A. Kessel	COO	226,145	(9)	* %
Common	Directors and executive officers as a group (8 persons)		15,300,617		57.6%

Greater than 5% Stockholders
Common	WDM Family Partnership, LP (10)(6)	>5% Stockholder	3,071,914		11.6%
Common	Katla Energy Holdings LLC (11)(6)	>5% Stockholder	4,853,565		18.3%
Common	King Oil & Gas Company, Inc. (12)(6)	>5% Stockholder	2,027,399		7.6%
Common	Banner Oil & Gas, LLC (13)(6)	>5% Stockholder	5,668,121		21.3%
Common	Lee and Melanie Hightower (14)(6)	>5% Stockholder	1,714,867		6.5%

* Less than one percent.

(1)	Mr. Smith owns 615,593 shares of our Common Stock and stock options to purchase 10,000 shares of Common Stock at an exercise price of $11.60 per share, which expire on November 10, 2027. Mr. Smith’s beneficial ownership also includes 2,231 shares currently owned by the employee stock ownership plan (“ESOP”) that Mr. Smith has dispositive power over as an ESOP Trustee. Includes 50,000 shares which are subject to vesting at the rate of 1/2 of such shares on each of January 21, 2024 and 2025, subject to Mr. Smith’s continued service with the Company; 200,000 shares which are subject to vesting at the rate of 1/2 of such shares on each of January 17, 2024 and 2025, subject to Mr. Smith’s continued service with the Company; and 108,695 shares which are subject to vesting at the rate of 1/3 of such shares on each of January 5, 2024, 2025 and 2026, subject to Mr. Smith’s continued service with the Company.

(2)	Includes 10,000 shares which are subject to vesting on July 31, 2023, subject to Mr. Denny’s continued service with the Company and 48,913 shares which are subject to vesting at the rate of 1/2 of such shares on each of July 5, 2023 and January 5, 2024, subject to Mr. Denny’s continued service with the Company.

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(3)	Includes 10,000 shares which are subject to vesting on July 31, 2023, subject to Mr. Key’s continued service with the Company and 48,913 shares which are subject to vesting at the rate of 1/2 of such shares on each of July 5, 2023 and January 5, 2024, subject to Mr. Key’s continued service with the Company.

(4)	Includes 10,000 shares which are subject to vesting on July 31, 2023, subject to Mr. Slack’s continued service with the Company and 48,913 shares which are subject to vesting at the rate of 1/2 of such shares on each of July 5, 2023 and January 5, 2024, subject to Mr. Slack’s continued service with the Company.

(5)	As described in Footnote (9) below, due to Mr. Weinzierl’s status as sole member and Managing Member of Katla Energy Holdings LLC, Mr. Weinzierl is deemed to beneficially own the shares of Common Stock held by Katla Energy Holdings LLC. Includes 50,000 shares held by Mr. Weinzierl which are subject to vesting on July 31, 2023, subject to Mr. Weinzierl’s continued service to the Company and 97,826 shares which are subject to vesting at the rate of 1/2 of such shares on each of July 5, 2023 and January 5, 2024, subject to Mr. Weinzierl’s continued service with the Company. See also Footnote (6).

(6)	Due to the terms of the Nominating and Voting Agreement (described above under Nominating and Voting Agreement is discussed in greater detail above under “Corporate Governance” – “Nominating and Voting Agreement and Board Appointment Rights”), each of John A. Weinzierl, Wallis T. Marsh, Lubbock, Joshua L. Batchelor, Benjamin A. Stamets, Sage Road Capital, LLC, Banner Oil & Gas, LLC, Woodford Petroleum, LLC, Llano Energy LLC, Duane H. King, Lee Hightower, Synergy Offshore LLC, King Oil & Gas Company, Inc., WDM Family Partnership, LP, which entity is controlled by Wallis T. Marsh, its President, Wallis T. Marsh and Katla Energy Holdings LLC, may be deemed a group for the purposes of Section 13(d)(3) of the Exchange Act.

(7)	As described in Footnote (12) below, Mr. King is the Chief Executive Officer and 100% owner of King Oil, and as a result, has the right to vote and to distribute the shares of the Company held by King Oil. Includes 10,000 shares held by Mr. King which are subject to vesting on July 31, 2023, subject to Mr. King’s continued service to the Company and 48,913 shares which are subject to vesting at the rate of 1/2 of such shares on each of July 5, 2023 and January 5, 2024, subject to Mr. King’s continued service with the Company. See also Footnote (6).

(8)	As described below and in Footnote (13), due to Mr. Batchelor’s status as co-Managing Partner of Sage Road, which entity indirectly controls, and manages certain funds which own a majority interest of, each of Banner, Woodford and Llano, Mr. Batchelor is deemed to beneficially own the shares of Common Stock held by Banner (5,668,121), Woodford (434,120) and Llano (688,273). Includes 10,000 shares held by Mr. Batchelor which are subject to vesting on July 31, 2023, subject to Mr. Batchelor’s continued service to the Company and 48,913 shares which are subject to vesting at the rate of 1/2 of such shares on each of July 5, 2023 and January 5, 2024, subject to Mr. Batchelor’s continued service with the Company. Due to Mr. Batchelor’s and Mr. Benjamin A. Stamets’ statuses as co-Managing Partners of Sage Road, which entity indirectly controls, and manages certain funds which own a majority interest of, Woodford, Llano and Banner Oil, Mr. Batchelor and Mr. Stamets may be deemed to beneficially own the shares of Common Stock held by Woodford, Banner Oil and Llano. See also Footnote (6).

(9)	Includes 64,000 shares held by Mr. Kessel which are subject to vesting at the rate of 1/2 of such shares on January 17, 2023 and 2024, subject to Mr. Kessel’s continued service to the Company and 100,000 shares which are subject to vesting at the rate of 1/3 of such shares on each of January 5, 2024, 2025 and 2026, subject to Mr. Kessel’s continued service with the Company.

(10)	In his capacity as Manager of WDM GP, LLC, the non-economic general partner of WDM Family Partnership, LP, Mr. Wallis T. Marsh may be deemed to beneficially own the shares of Common Stock held by WDM Family Partnership, LP. The address of WDM Family Partnership, LP is 1616 S Voss Rd, Suite 530, Houston, Texas 77057. See also Footnote (6).

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(11)	Mr. Weinzierl is the sole member and Managing Member of Katla Energy Holdings LLC, and as such, is deemed to beneficially own the shares of Common Stock held by Katla Energy Holdings LLC. The address of Katla Energy Holdings LLC is 1616 S Voss Rd, Suite 530, Houston, Texas 77057. See also Footnote (6).

(12)	Mr. King is the Chief Executive Officer and 100% owner of King Oil, and as a result, has the right to vote and to distribute the shares of the Company held by King Oil. The address of King Oil is 9811 Katy Freeway, Suite 805, Houston, Texas 77024. See also Footnote (6).

(13)	Due to Mr. Batchelor’s and Mr. Benjamin A. Stamets’ statuses as co-Managing Partners of Sage Road, which entity indirectly controls, and manages certain funds which own a majority interest of, Banner Oil, Mr. Batchelor and Mr. Stamets are deemed to beneficially own the shares of Common Stock held by Banner. The address of Banner is 2121 Sage Road, Suite 325, Houston, Texas 77056. See also Footnote (6).

(14)	Includes 1,714,867 shares of Common Stock held for the purpose of voting by Lee Hightower, Trustee of the Hightower 2021 Descendants’ Trust, and 857,434 shares held for the purpose of voting by Melanie Hightower, Trustee of the Melanie Hightower 2021 Family Trust. Lee and Melanie are husband and wife, and retain the right to vote these shares as trustees of these trusts. Lee and Melanie Hightower, as trustees, do not have the right to transfer or dispose of any shares of Common Stock of the Company because special trustees were appointed for this purpose in accordance with the terms of the trusts. The address of the stockholders is 5744 Shady River Drive, Houston, Texas 7705. See also Footnote (6).

Change of Control

The Company is not aware of any arrangements which may at a subsequent date result in a change of control of the Company.

INFORMATION ABOUT OUR EXECUTIVE OFFICERS

The executive officers of the Company are elected by the Board, to serve until the officer’s successor has been duly elected and qualified, or until earlier death, retirement, resignation or removal. Other than Mr. Ryan L. Smith, who is the President, Chief Executive Officer and Chief Financial Officer and Director of the Company, and is included in the table above, we have only one other executive officer, Donald A. Kessel, who was appointed as Chief Operating Officer of the Company effective on January 4, 2022. Please see biographical information for our executive officers below:

Ryan L. Smith (Age 40) – President, Chief Executive Officer and Chief Financial Officer. Mr. Smith’s biographical information is included below under “Proposal 1: Election of Directors” - “Continuing Directors”.

Donald A. Kessel (Age 62) – Chief Operating Officer. Mr. Kessel served as U.S. Energy’s Vice President of Operations (non-executive) from April 2021 until January 2022, when he was appointed as Chief Operating Officer of the Company, after consulting for the Company since March 2020. Mr. Kessel has also provided consulting services to various entities in the exploration and production industry since 2016. Mr. Kessel previously served as Interim President and Chief Executive Officer of Timber Creek Energy LLC, an oil and gas exploration and production company from March 2018 to January 2019. Mr. Kessel is responsible for improving efficiency and implementing operational changes on U.S. Energy’s assets. Mr. Kessel co-founded Murex Petroleum Corporation in 1999 and grew the company into an industry leader in the Williston Basin, before leaving in 2016. Mr. Kessel began his oil and gas career at Hess Corporation in various engineering roles. Mr. Kessel spent 18 years on the Board of the North Dakota Petroleum Council and serves as the Chair of the Advisory Committee of the Petroleum Technology Program at Bismarck State College. Mr. Kessel obtained a B.S. in petroleum engineering from North Dakota State University.

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REPORT OF THE AUDIT COMMITTEE

Management is responsible for the preparation of our financial statements, and the reporting process, as well as maintaining effective internal control over financial reporting and assessing the effectiveness of the controls. For the fiscal year ended December 31, 2022, Plante & Moran, PLLC was responsible for auditing the annual financial statements and expressing an opinion as to whether they are presented fairly, in all material respects, in conformity with accounting principles generally accepted in the United States. The Audit Committee is responsible for, among other things, reviewing and selecting the independent registered public accounting firm, reviewing our annual and interim financial statements, and pre-approving all engagement letters and fees for audit and non-audit services provided by our independent accountant.

In performing its oversight functions in connection with our financial statements as of and for the year ended December 31, 2022, the Audit Committee has:

●	Reviewed and discussed the audited financial statements with management and our independent public registered accounting firm, including the quality of the accounting principles, and the reasonableness of significant judgments made in the preparation of the financial statements;

●	Discussed with the Company’s registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission;

●	Received and reviewed the written disclosures and the letter from the independent auditors required by the applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence;

●	Discussed with the independent auditors the independent auditors’ independence; and

●	Considered whether the provision of non-audit services by the Company’s principal auditors is compatible with maintaining auditor independence.

Based upon the foregoing reports and discussions, and subject to the limitations on the roles and responsibilities of the Audit Committee referred to in its charter, the Audit Committee recommended to the Board, and the Board has approved, that our audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on April 13, 2023.

The undersigned members of the Audit Committee have submitted this Report to the Board of Directors.

Respectfully submitted by the Audit Committee of the Board,

/s/ Randall D. Keys (Chairman)
/s/ James W. Denny III
/s/ D. Stephen Slack

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EXECUTIVE AND DIRECTOR COMPENSATION

Our executive and director compensation programs are designed to provide a competitive level of compensation to attract, motivate and retain talented and experienced executives and to motivate them to achieve short-term and long-term corporate goals that enhance stockholder value.

Summary Compensation Table

The following table sets forth information concerning the compensation of (a) all individuals serving as the Company’s principal executive officer or acting in a similar capacity during the last completed fiscal year (“PEO”), regardless of compensation level; (b) the Company’s two most highly compensated executive officers other than the PEO who were serving as executive officers at the end of the last completed fiscal year; and (c) up to two additional individuals for whom disclosure would have been provided pursuant to paragraph (b) but for the fact that the individual was not serving as an executive officer of the Company at the end of the last completed fiscal year (collectively, the “Named Executive Officers”) for the years ended December 31, 2022 and 2021.

Name and Position	Year	Salary	Bonus	Stock Awards(3)		Option Awards	All Other Compensation		Total

Ryan L. Smith	2022	$300,000	$255,000	$1,480,000	(6)	$-	$20,500	(2)	$2,055,500
CEO and CFO(1)	2021	$240,000	$800,000	$453,000	(5)	$-	$14,462	(2)	$1,507,462
Donald A. Kessel	2022	$240,000	$160,000	$571,650	(7)	$-	$9,212	(2)	$980,862
COO(4)	2021	$168,750	$150,000	$-		$-	$3,375	(5)	$322,125

Does not include perquisites and other personal benefits, or property, unless the aggregate amount of such compensation is more than $10,000. None of our executive officers received any change in pension value and nonqualified deferred compensation earnings during the periods presented.

(1)	Mr. Smith was appointed Chief Executive Officer on December 10, 2019.
(2)	All Other Compensation for Mr. Smith in 2022 is comprised of employer 401(k) matching contributions and in 2021 is comprised of the employer 401(k) matching contributions and health plan reimbursement. All Other Compensation for Mr. Kessel in 2022 and 2021 is comprised of employer 401(k) matching contributions.
(3)	Stock awards for 2022 and 2021 reflect the aggregate grant date fair value of stock awards computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 and does not necessarily reflect the actual value that may be realized by the executive. For fiscal year 2022, the grant date fair value for restricted stock awards is based on the closing price of our Common Stock on January 31, 2022, the grant date for those awards, which was $3.70 per share. For fiscal year 2021, the grant date fair value for restricted stock awards is based on the closing price of our Common Stock on January 21, 2021, the grant date for those awards, which was $4.53 per share. The assumptions used in the valuation of these awards are set forth in the notes to our consolidated financial statements, which are included in our Annual Report on Form 10-K for the year ended December 31, 2022 and our Annual Report on Form 10-K for the year ended December 31, 2021, as applicable.
(4)	Mr. Kessel was hired April 1, 2021, as VP of Operations and was appointed Chief Operating Officer effective on January 5, 2022. Mr. Kessel was not an executive officer during 2021; however, due to his appointment as COO on January 5, 2022, his non-executive compensation for 2021 has been included in the table above.
(5)	Represents shares of restricted Common Stock issued to Mr. Smith on January 21, 2021, which vest equally over a four-year period, subject to Mr. Smith’s continued service to the Company.
(6)	Represents 400,000 shares of restricted Common Stock issued to Mr. Smith on January 31, 2022, of which 100,000 vested on the date of grant and 300,000 vest equally over a three-year period, subject to his continued service to the Company.
(7)	Represents 154,500 shares of restricted Common Stock issued to Mr. Kessel on January 31, 2022, of which 58,500 vested on the date of grant and 96,000 vest equally over a three-year period, subject to his continued service to the Company.

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Pay Versus Performance

The following table provides information required by Item 402(v) of Regulation S-K, and sets forth information about the relationship between executive compensation actually paid and certain financial performance of the Company. Compensation Actually Paid (CAP) in the table below does not necessarily represent cash and/or equity value transferred to the applicable named executive officer without restriction, but rather is a valuation calculated under applicable SEC rules. In general, CAP is calculated as summary compensation table total compensation adjusted to include the fair market value of equity awards as of December 31, 2022 or, if earlier, the vesting date (rather than the grant date) and factor in dividends and interest accrued with respect to such awards (if any). For purposes of the disclosure below, no pension valuation adjustments were required and no dividends or interest were accrued.

The Board of Directors and the Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(3)	Average Summary Compensation Table Total for non-PEO Named Executive Officers(2)	Average Compensation Actually Paid to non-PEO Named Executive Officers(3)	Value of Initial Fixed $100 Investment Based On:(4) Total Shareholder Return	Net Loss ($ Thousands)(5)
2022	$2,055,500	$1,583,683	$980,862	$852,942	$63.78	$(963)
2021	$1,507,462	$1,358,902	$322,125	$322,125	$88.86	$(1,770)

(1) Ryan L. Smith was our CEO (our Principal Executive Officer (PEO)) for each of the years presented. The amount reported for each year are the amounts of total compensation reported for Mr. Smith in the “Total” column of the “Summary Compensation Table”, above.

(2) During 2022 and 2021, our only non-CEO Named Executive Officer (NEO) consisted of Donald A. Kessel, our Chief Operating Officer.

(3) Compensation “actually paid” is calculated in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to the applicable persons during 2022 and 2021. In accordance with the requirements of Item 402(v) of Regulation S-K, the adjustments set forth below were made to Mr. Smith’s total compensation and to the total compensation of the other non-PEO NEO, for 2022 and 2021, to determine the compensation actually paid. No pension plan payments were made to the PEO or the non-PEO NEO during 2022 or 2021.

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Adjustments to Determine Compensation Actually Paid ($) for PEO	2022	2021
Reported Summary Compensation Table (SCT) total for PEO	2,055,500	1,507,462
Deduction for amounts reported under the “Stock Awards” column in the SCT	(1,480,000)	(453,000)
Increase for fair value of awards granted during the year that remain unvested as of year end	690,000	327,500
Increase for fair value of awards granted and vested during the year	370,000	-
Deduction for decrease in fair value from prior year end to current year end of awards granted prior to the year that were outstanding and unvested as of year end	(72,750)	(9,940)
Deduction for decrease in fair value from prior year end to vesting date of awards granted prior to the year that vested during the year	(4,380)	(12,720)
Increase for value of dividends paid (accrued) on equity awards not otherwise reflected in fair value of awards	25,313	—
Total adjustments	(471,817)	(148,560)
Compensation actually paid to PEO	1,583,683	1,358,902

Adjustments to Determine Average Compensation Actually Paid ($) for Non-PEO NEO	2022	2021
Reported Average SCT Total for Non-PEO NEO	980,862	322,125
Deduction for amounts reported under the “Stock Awards” column in the SCT	(571,650)	—
Increase for fair value of awards granted during the year that remain unvested as of year end	220,800	—
Increase for fair value of awards granted and vested during the year	216,450	—
Increase/(deduction) for change in fair value from prior year end to current year end of awards granted prior to the year that they were outstanding and unvested as of year end	—	—
Increase/(deduction) for change in fair value from prior year end to vesting date of awards granted prior to the year that vested during the year	—	—
Increase for value of dividends paid (accrued) on equity awards not otherwise reflected in fair value of awards	6,480	—
Total adjustments	(127,920)	—
Compensation actually paid to Non-PEO NEO	852,942	322,125

For each covered fiscal year, there were no equity awards that failed to meet vesting conditions in the year; there were no Option Awards; and there were no pension benefits. Additionally, the methodology for the valuation assumptions used to calculate the fair value of the equity awards is the same as that used to determine the aggregate grant date fair values disclosed in the “Summary Compensation Table”, though with adjustments for the applicable time period. We do not view these adjustments as material differences in the assumptions. As disclosed in the “Summary Compensation Table”, the assumptions used to calculate the aggregate grant date fair values reflected in that table are included in footnotes to our consolidated financial statements in our annual reports on Form 10-K for the years ended December 31, 2022 and December 31, 2021.

(4) Assumes $100 invested in our common shares on December 31, 2020, and calculated by based on the difference between the share price of our Common Stock at the end and the beginning of the measurement period, and reinvestment of all dividends.

(5) The dollar amounts reported represent the amount of net income (loss) reflected in our consolidated audited financial statements for the applicable year.

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Relationship Between “Compensation Actually Paid” and Performance

Our executive compensation program seeks to align executive officers’ long-term interests with those of our stockholders to incentivize a long-term increase in stockholder value, and therefore does not specifically align the Company’s performance measures with CAP (as defined by SEC rules) for a particular year. In accordance with Item 402(v) of Regulation S-K, we are providing the following graphic descriptions of the relationships between information presented in the Pay versus Performance table above, for each of the two years ended December 31, 2022. The following graphs address the relationship between compensation “actually paid” as disclosed in the Pay vs. Performance Table and (1) the Company’s cumulative TSR and (2) net loss:

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Outstanding Equity Awards at Fiscal Year-End

The following table provides information relating to the unexercised stock options and the unvested stock awards for the Named Executive Officers as of December 31, 2022. Each award to each Named Executive Officer is shown separately, with a footnote describing the award’s vesting schedule.

	Option awards						Stock awards
Name	Number of securities underlying unexercised options (#) exercisable		Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)		Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)(2)

Ryan L. Smith	10,000	(1)	—	—	$11.60	11/10/2027	375,000	(3)	$862,500
CEO
Don Kessel	—		—	—	—	—	96,000	(4)	$220,800
COO

No executive officer holds any non-vested stock awards not granted under an Equity Incentive Plan.

(1)	In November 2017, Mr. Smith was granted stock options to purchase 10,000 shares of Common Stock which are presently exercisable.
(2)	Calculated by multiplying the closing market price of the Company’s Common Stock at the end of the last completed fiscal year ($2.30 per share) by the number of shares of stock.
(3)	Includes 75,000 shares which are subject to vesting at the rate of 1/3 of such shares on each of January 21, 2023, 2024 and 2025, subject to Mr. Smith’s continued service with the Company; 300,000 shares which are subject to vesting at the rate of 1/3 of such shares on each of January 17, 2023, 2024 and 2025, subject to Mr. Smith’s continued service with the Company.
(4)	Includes 96,000 shares held by Mr. Kessel which are subject to vesting at the rate of 1/3 of such shares on January 17, 2023, 2024 and 2025, subject to Mr. Kessel’s continued service to the Company.

Employment Agreements

Ryan L. Smith – Chief Executive Officer [Current Agreement]

On May 5, 2022, the Company entered into an Employment Agreement with Mr. Ryan L. Smith, our Chief Executive Officer. Mr. Smith’s prior Employment Agreement dated March 5, 2020, as discussed below, had expired pursuant to its terms on January 1, 2022.

The agreement, which provides for Mr. Smith to continue to serve as our Chief Executive Officer and “principal financial officer” (as defined under Rule 16a-1(f) of the Exchange Act), has an initial term expiring January 1, 2024, subject to automatic one-year renewals thereafter in the event neither party provides the other at least 60 days prior written notice of their intention not to renew the terms of the agreement.

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Pursuant to the terms of the agreement, Mr. Smith’s annual compensation package includes (1) an annual base salary of $300,000 and (2) an annual cash bonus based on individual and Company performance. The annual cash bonus is based on the Compensation Committee’s evaluation of the condition of the Company’s business, the results of operations, Mr. Smith’s individual performance for the performance period, the satisfaction by Mr. Smith or the Company of goals and milestones, including goals based on performance objectives, as may be established by the Compensation Committee, or any combination of the foregoing. The agreement sets a “Target Cash Bonus” in the amount of 100% of Mr. Smith’s annual base salary; provided, however, that the annual cash bonus in any year may vary substantially from the Target Cash Bonus amount, and no annual cash bonus is guaranteed.

Mr. Smith is also eligible to receive long-term equity incentive grants pursuant to our equity compensation plans. Such grants, which may be in the form of restricted stock, restricted stock units, options or other equity consideration as allowed pursuant to the terms of such equity incentive plan(s), shall be made at the timing and discretion of our Compensation Committee and shall contain such terms, vesting provisions and performance criteria as our Compensation Committee, in its sole discretion, may determine. Mr. Smith is also entitled to participate in health insurance, retirement plans, directors’ and officers’ insurance coverage and other benefit programs provided to other senior executives of the Company.

Separate from the above, the Board of Directors or Compensation Committee of the Board of Directors may award Mr. Smith discretionary bonuses in cash, Common Stock, or other forms of equity consideration, in their discretion. Mr. Smith’s salary under the agreement may also be increased from time to time, in the discretion of the Compensation Committee or Board of Directors (with the recommendation of the Compensation Committee), which increases in salary are not required to be reflected in an amendment to the agreement.

We may terminate Mr. Smith’s employment (a) for “cause” (which is defined to include a material breach of the terms and conditions of the agreement, Mr. Smith’s act(s) of gross negligence or willful misconduct in the course of his employment that is injurious to the Company or its affiliates and subsidiaries, willful failure or refusal to perform in any material respect Mr. Smith’s duties or responsibilities, misappropriation of any assets of the Company or its affiliates and subsidiaries, embezzlement or fraud committed by or at the direction of Mr. Smith, or Mr. Smith’s conviction of, or pleading “guilty” or “no contest” to a felony under state or federal law); provided, however, prior to any such termination by us for “cause” due to a material breach of the terms and conditions of the agreement or Mr. Smith’s act(s) of gross negligence or willful misconduct in the course of his employment, we must first advise Mr. Smith in writing and provide him 60 days to cure; (b) in the event Mr. Smith suffers a physical or mental disability which renders him unable to perform his duties and obligations for either 90 consecutive days or 120 days in any six-month period; (c) for any reason without “cause”; or (d) upon expiration of the initial term of the agreement (or any renewal) upon notice as provided above. The agreement also automatically terminates upon the death of Mr. Smith.

Mr. Smith may terminate his employment (a) for “good reason” (meaning, without Mr. Smith’s consent, the failure of the Company to pay any compensation pursuant to the agreement when due or to perform any other obligation of the Company under the agreement or the relocation of the Company’s principal corporate offices by more than fifty (50) miles from Houston, Texas); provided, however, prior to any such termination by Mr. Smith for “good reason”, Mr. Smith must first advise us in writing (within 90 days of the occurrence of such event) and provide us 30 days to cure; (b) for any reason without “good reason”; and (c) upon expiration of the initial term of the agreement (or any renewal) upon notice as provided above.

If Mr. Smith’s employment is terminated pursuant to his death or disability, Mr. Smith or his estate or his beneficiaries, as the case may be, will be entitled to receive (i) any accrued but unpaid base salary through the date of termination, any unpaid or unreimbursed expenses incurred in accordance with the terms of the agreement, any benefits provided under the Company’s employee benefit plans upon a termination of employment, in accordance with the terms contained therein, and reasonable relocation costs, to the extent unpaid or unreimbursed) within 30 days after termination (collectively, the “Accrued Liabilities”); (ii) any unpaid annual cash bonus in respect of any completed fiscal year that has ended prior to the date of such termination, with such amount determined based on actual performance during such fiscal year as determined by our board’s compensation committee on the sixtieth day following termination; (iii) a lump sum payment of any non-discretionary annual cash bonus that would have been payable based on actual performance with respect to the year of termination in the absence of Mr. Smith’s death or disability, pro-rated for the period that Mr. Smith worked prior to his death or disability, and payable at the same time as the bonus would have been paid in the absence of Mr. Smith’s death or disability; and (iv) immediate vesting of any and all equity or equity-related awards previously awarded to Mr. Smith, irrespective of the type of award.

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If Mr. Smith’s employment is terminated without “good reason” by Mr. Smith, or by us for “cause”, Mr. Smith is entitled to all Accrued Obligations, which amount must be paid within thirty days from the date of such termination, and any equity awards or equity-related awards that are not vested as of the date of termination will be cancelled.

If Mr. Smith’s employment is terminated by Mr. Smith for “good reason”, or by us without “cause” (other than due to death or disability), Mr. Smith will be paid, in lump sum on the sixtieth day following such termination, (i) the Accrued Obligations; (ii) any unpaid annual cash bonus in respect of any completed fiscal year that has ended prior to the date of such termination with such amount determined based on actual performance during such fiscal year as determined by the compensation committee; (iii) a lump sum cash payment equal to twelve months’ compensation at the sum of Mr. Smith’s base salary and Target Cash Bonus; (iv) a lump sum cash payment equal to the value of any non-discretionary annual cash bonus that would have been payable based on actual performance, pro-rated for the period Mr. Smith worked prior to termination; (v) for up to twelve (12) months, a monthly cash payment equal to the percentage of Mr. Smith’s health care premium costs covered by the Company as of the date of termination (provided that the Company is obligated to provide only such continuation of insurance benefits as it is required and can legally provide under its health insurance contract) of the monthly COBRA premium cost applicable to Mr. Smith, if Mr. Smith or his dependents is eligible, elects and continues COBRA coverage, or similar coverage as provided by similar state law; and (vi) immediate vesting of any and all equity or equity-related awards previously awarded to Mr. Smith that vest solely on the service of Mr. Smith. Any equity awards that vest based on various performance metrics will be vested only if such performance metrics have been met at the time of termination of service.

As a condition precedent to payment of any severance payments under the agreement (other than payment of any Accrued Obligations) (the “Severance Benefits”), Mr. Smith or his estate, as applicable, shall execute and shall not rescind, a release in favor of the Company and its affiliates and all related companies, individuals, and entities, in a form satisfactory to the Company, and any revocation period applicable to such release must have expired as of the sixtieth (60th) day following his termination of employment.

In the event that Mr. Smith’s employment is terminated by us without “cause” or by Mr. Smith for “good reason” upon a Change of Control or during the 24-month period following a Change of Control, we are required to pay Mr. Smith (i) the same payments and benefits which Mr. Smith is entitled to receive in connection with a termination without “cause” (as discussed above), plus (ii) a lump-sum cash payment equal to 2.0 times the sum of Mr. Smith’s base salary and Target Cash Bonus in effect on the date of the Change of Control. In addition, our compensation committee, in its sole discretion, may award an additional cash bonus related to the Change of Control transaction, if the terms of the transaction are deemed to be significantly favorable to the Company. “Change of Control” for the purposes of the agreement means (i) a “change of control event” with respect to the Company, within the meaning of Treas. Reg. §1.409A-3(i)(5), or (ii) a merger, consolidation, or reorganization of the Company with or involving any other entity, other than a merger, consolidation, or reorganization that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the combined voting power of the securities of the Company (or such surviving entity) outstanding immediately after such merger, consolidation, or reorganization. The Change of Control payment obligations will continue to apply for the 24-month period following a Change of Control, without regard to whether the agreement is renewed following such Change of Control.

The agreement contains standard assignment of inventions, indemnification and confidentiality provisions and prohibits Mr. Smith from competing against us during the term of the agreement and for a period of six months after the termination of the agreement in any county in the United States where the Company holds mineral lease interests. In addition, for a period of twelve months after the termination of the agreement, Mr. Smith is prohibited from directly or indirectly (i) inducing any employee of the Company and its affiliates to leave the employ of the Company or its affiliates, (ii) hiring any employee or consultant of the Company or its affiliates within six months after the termination of such individual’s employment or consulting relationship with the Company or its affiliates, or (iii) inducing or attempting to induce any customer, supplier, subcontractor, licensee or other business relation of the Company or any affiliate to cease doing business with the Company or such affiliate.

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Ryan L. Smith – Chief Executive Officer [Prior Employment Agreement]

The Company entered into an Employment Agreement with Mr. Ryan L. Smith on March 5, 2020. The term of Mr. Smith’s Employment Agreement commenced on March 5, 2020, and was to continue until January 1, 2021, provided that on January 1, 2021, the Employment Agreement automatically renewed for a successive term of one year. The Employment Agreement expired pursuant to its terms on January 1, 2022.

The prior Employment Agreement provided for Mr. Smith to serve as the Chief Executive Officer and “principal accounting officer” of the Company during the term of the agreement.

Mr. Smith’s prior employment agreement provided for (a) base salary of $240,000, which could be increased from time to time in the discretion of the Compensation Committee; (b) Mr. Smith’s right to earn a performance bonus in cash, subject to the satisfaction of applicable performance criteria established from time to time by the Compensation Committee or the Board, and based on the Compensation Committee’s or Board’s evaluation of the condition of Company’s business, the results of operations, Mr. Smith’s individual performance for the performance period, and the satisfaction by Mr. Smith or the Company of goals and milestones, or any combination thereof (“Performance Criteria”); and (c) subject to the satisfaction of applicable Performance Criteria and any other conditions required by the Compensation Committee or the Board, that Mr. Smith was eligible to receive an annual equity grant, in the discretion of the Compensation Committee or the Board. Mr. Smith may also receive additional bonuses awarded from time to time in the discretion of the Board and/or Compensation Committee in cash, stock, or options.

Donald A. Kessel – Chief Operating Officer

Mr. Kessel does not currently have an employment agreement with the Company. As a result, Mr. Kessel’s compensation may be set from time to time by the Board of Directors of the Company, or the Compensation Committee (including increases thereto, which need not be documented by formal agreement), and Mr. Kessel, in the discretion of the Board of Directors and/or Compensation Committee, may also be granted bonuses from time to time in cash, stock, or options.

Potential Payments Upon Termination or Change in Control

If Mr. Smith’s employment agreement (as discussed above under “Employment Agreements” – “Ryan L. Smith – Chief Executive Officer [Current Agreement]” is terminated pursuant to his death or disability, Mr. Smith or his estate or his beneficiaries, as the case may be, will be entitled to receive (i) any accrued but unpaid base salary through the date of termination, any unpaid or unreimbursed expenses incurred in accordance with the terms of the agreement, any benefits provided under the Company’s employee benefit plans upon a termination of employment, in accordance with the terms contained therein, and reasonable relocation costs, to the extent unpaid or unreimbursed) within 30 days after termination (collectively, the “Accrued Liabilities”); (ii) any unpaid annual cash bonus in respect of any completed fiscal year that has ended prior to the date of such termination, with such amount determined based on actual performance during such fiscal year as determined by our board’s compensation committee on the sixtieth day following termination; (iii) a lump sum payment of any non-discretionary annual cash bonus that would have been payable based on actual performance with respect to the year of termination in the absence of Mr. Smith’s death or disability, pro-rated for the period that Mr. Smith worked prior to his death or disability, and payable at the same time as the bonus would have been paid in the absence of Mr. Smith’s death or disability; and (iv) immediate vesting of any and all equity or equity-related awards previously awarded to Mr. Smith, irrespective of the type of award.

If Mr. Smith’s employment is terminated without “good reason” by Mr. Smith, or by us for “cause”, Mr. Smith is entitled to all Accrued Obligations, which amount must be paid within thirty days from the date of such termination, and any equity awards or equity-related awards that are not vested as of the date of termination will be cancelled.

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If Mr. Smith’s employment is terminated by Mr. Smith for “good reason”, or by us without “cause” (other than due to death or disability), Mr. Smith will be paid, in lump sum on the sixtieth day following such termination, (i) the Accrued Obligations; (ii) any unpaid annual cash bonus in respect of any completed fiscal year that has ended prior to the date of such termination with such amount determined based on actual performance during such fiscal year as determined by the compensation committee; (iii) a lump sum cash payment equal to twelve months’ compensation at the sum of Mr. Smith’s base salary and Target Cash Bonus; (iv) a lump sum cash payment equal to the value of any non-discretionary annual cash bonus that would have been payable based on actual performance, pro-rated for the period Mr. Smith worked prior to termination; (v) for up to twelve (12) months, a monthly cash payment equal to the percentage of Mr. Smith’s health care premium costs covered by the Company as of the date of termination (provided that the Company is obligated to provide only such continuation of insurance benefits as it is required and can legally provide under its health insurance contract) of the monthly COBRA premium cost applicable to Mr. Smith, if Mr. Smith or his dependents is eligible, elects and continues COBRA coverage, or similar coverage as provided by similar state law; and (vi) immediate vesting of any and all equity or equity-related awards previously awarded to Mr. Smith that vest solely on the service of Mr. Smith. Any equity awards that vest based on various performance metrics will be vested only if such performance metrics have been met at the time of termination of service.

As a condition precedent to payment of any severance payments under the agreement (other than payment of any Accrued Obligations) (the “Severance Benefits”), Mr. Smith or his estate, as applicable, shall execute and shall not rescind, a release in favor of the Company and its affiliates and all related companies, individuals, and entities, in a form satisfactory to the Company, and any revocation period applicable to such release must have expired as of the sixtieth (60th) day following his termination of employment.

In the event that Mr. Smith’s employment is terminated by us without “cause” or by Mr. Smith for “good reason” upon a Change of Control or during the 24-month period following a Change of Control, we are required to pay Mr. Smith (i) the same payments and benefits which Mr. Smith is entitled to receive in connection with a termination without “cause” (as discussed above), plus (ii) a lump-sum cash payment equal to 2.0 times the sum of Mr. Smith’s base salary and Target Cash Bonus in effect on the date of the Change of Control. In addition, our compensation committee, in its sole discretion, may award an additional cash bonus related to the Change of Control transaction, if the terms of the transaction are deemed to be significantly favorable to the Company. “Change of Control” for the purposes of the agreement means (i) a “change of control event” with respect to the Company, within the meaning of Treas. Reg. §1.409A-3(i)(5), or (ii) a merger, consolidation, or reorganization of the Company with or involving any other entity, other than a merger, consolidation, or reorganization that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the combined voting power of the securities of the Company (or such surviving entity) outstanding immediately after such merger, consolidation, or reorganization. The Change of Control payment obligations will continue to apply for the 24-month period following a Change of Control, without regard to whether the agreement is renewed following such Change of Control.

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Directors Compensation

Director Compensation Table

We generally use a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on our Board. Additionally, our directors are reimbursed for reasonable travel expenses incurred in attending meetings. In setting director compensation, we consider the significant amount of time that directors expend fulfilling their duties to us as well as the skill level required of such directors. The below table discloses the compensation paid to our non-employee directors. Mr. Smith does not receive any additional consideration for his service on the Board of Directors other than as set forth above which discloses his compensation as an executive officer of the Company:

Name	Fees earned or paid in cash ($)	Stock awards ($)(1)	All other compensation ($)	Total ($)
John A. Weinzierl	$150,000	$740,000	-	$890,000
D. Stephen Slack	$85,000	$148,000	-	$233,000
Randall D. Keys	$95,000	$148,000	-	$243,000
Ryan L. Smith	-	-	-	-
James W. Denny III	$85,000	$148,000	-	$233,000
Duane H. King	$75,000	$148,000	-	$223,000
Joshua Batchelor	$75,000	$148,000	-	$223,000
Javier F. Pico(3)	-	-	-	-

* The table above does not include the amount of any expense reimbursements paid to the above directors. No directors received any Option Awards, Non-Equity Incentive Plan Compensation, Change in Pension Value and Nonqualified Deferred Compensation Earnings during the period presented. Does not include perquisites and other personal benefits, or property, unless the aggregate amount of such compensation is more than $10,000.

(1) Represents the fair value of the grant of shares of our Common Stock calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. The values provided for these awards are based on applicable accounting standards and do not necessarily reflect the actual amounts realized or realizable.

(2) As of December 31, 2022, the aggregate number of shares underlying unvested restricted stock shares held by each non-executive director serving on that date was as follows:

John A. Weinzierl	247,826
Randall D. Keys	78,913
D. Stephen Slack	78,913
James W. Denny II	78,913
Duane H. King	78,913
Joshua Batchelor	78,913

(3) Mr. Pico resigned from the Board effective January 5, 2022.

Independent Director Compensation Policy

Each non-executive member of the Board of Directors will receive director compensation in accordance with the Company’s director compensation policies and practices, as they may be amended from time to time, which effective as of January 1, 2022 (as approved by the Board of Directors on January 5, 2022), include:

●	An annual cash retainer payable to each member of the Board of Directors of $75,000 ($150,000 as to the Chairman of the Board of Directors);
●	An annual cash payment payable to the Chairperson of (a) the Audit Committee of $20,000; (b) the Compensation Committee of $10,000; and (c) the Nominating Committee of $10,000; and
●	Long-term equity grants of shares of Common Stock of the Company, issuable to each member of the Board of Directors and the Chairman of the Board of Directors.

Compensation Risk Assessment

We do not believe that our compensation programs encourage excessive risk taking. Risk mitigating factors of our compensation program and Board governance include:

●	A mix of short-term and long-term incentives designed to incentivize creation of long-term stockholder value; and
●	Caps on awards under our bonus programs, along with the use of targeted performance goals designed to emphasize metrics that lead to long-term stockholder value creation.

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EQUITY COMPENSATION PLAN INFORMATION

A summary of the combined activity in each of our equity incentive plans for the year ended December 31, 2022, is as follows:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (A)	Weighted-average exercise price of outstanding options, warrants and rights (B)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in Column A) (C)
Equity compensation plans approved by shareholders (1)	28,112	$54.03	3,013,500
Equity compensation plans not approved by shareholders	—	$—	—
Total	28,122	$54.03	3,013,500

(1)	Represents shares of Common Stock available for awards under the 2021 Equity Incentive Plan and 2022 Equity Incentive Plan.

Amended and Restated 2012 Equity Performance Incentive Plan

The Amended and Restated 2012 Equity Performance Incentive Plan (the “2012 Plan”) provides an opportunity for any employee, officer, director or consultant of the Company, subject to limitations, to receive (i) incentive stock options (to eligible employees only); (ii) nonqualified stock options; (iii) stock appreciation rights; (iv) restricted stock; (v) restricted stock units; (vi) performance shares and units; and (vii) other awards. In making such determinations, the Board may take into account the nature of the services rendered by such person, his or her present and potential contribution to the Company’s success, and such other factors as the Board in its discretion shall deem relevant. Employees, non-employee directors, and consultants of the Company and its subsidiaries are eligible to participate in the 2012 Plan. Incentive stock options may be granted under the 2012 Plan only to employees of our company and its affiliates. Employees, directors and consultants of our company and its affiliates are eligible to receive all other types of awards under the 2012 Plan.

No shares are available for future awards under the 2012 Plan since it has been more than 10 years since its original adoption date.

2021 Equity Incentive Plan

On June 24, 2021, the Company held its 2021 Annual Meeting of Stockholders at which the stockholders of the Company approved the adoption of the Company’s 2021 Equity Incentive Plan (the “2021 Plan”).

The 2021 Plan provides an opportunity for any employee, officer, director or consultant of the Company, subject to limitations provided by federal or state securities laws, to receive (i) incentive stock options (to eligible employees only); (ii) nonqualified stock options; (iii) restricted stock; (iv) stock awards; (v) shares in performance of services; or (vi) any combination of the foregoing. In making such determinations, the Board may take into account the nature of the services rendered by such person, his or her present and potential contribution to the Company’s success, and such other factors as the Board in its discretion shall deem relevant. Employees, non-employee directors, and consultants of the Company and its subsidiaries are eligible to participate in the 2021 Plan. Incentive stock options may be granted under the 2021 Plan only to employees of our company and its affiliates. Employees, directors and consultants of our company and its affiliates are eligible to receive all other types of awards under the 2021 Plan.

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Subject to adjustment in connection with the payment of a stock dividend, a stock split or subdivision or combination of the shares of Common Stock, or a reorganization or reclassification of the Company’s Common Stock, the aggregate number of shares of Common Stock which may be issued pursuant to awards under the 2021 Plan is the sum of (i) one million (1,000,000) shares, and (ii) an annual increase on April 1st of each calendar year, beginning in 2022 and ending in 2031, in each case subject to the approval of the Board of Directors or the Compensation Committee on or prior to the applicable date, equal to the lesser of (A) five percent (5%) of the total shares of Common Stock of the Company outstanding on the last day of the immediately preceding fiscal year; (B) one million (1,000,000) shares; and (C) such smaller number of shares as determined by the Board of Directors or Compensation Committee (the “Share Limit”). Notwithstanding the above, no more than 10,000,000 incentive stock options may be granted pursuant to the terms of the 2021 Plan. The 2021 Plan was originally approved by the Board of Directors of the Company on April 27, 2021, subject to stockholder approval.

A total of 1,000,000 shares may be issued as awards under the 2021 Plan of which 13,500 shares of Common Stock are currently available for future awards under the 2021 Plan.

2022 Equity Incentive Plan

On June 21, 2022, the Company held its 2022 Annual Meeting of Shareholders (the “Meeting”). At the Meeting, the shareholders of the Company approved the adoption of the Company’s 2022 Equity Incentive Plan (the “2022 Plan”). The 2022 Plan was originally approved by the Board of Directors of the Company on April 18, 2022, subject to shareholder approval.

The 2022 Plan provides an opportunity for any employee, officer, director or consultant of the Company, subject to limitations provided by federal or state securities laws, to receive (i) incentive stock options (to eligible employees only); (ii) nonqualified stock options; (iii) stock appreciation rights; (iv) restricted stock awards; (v) restricted stock units; (vi) shares in performance of services; (vii) other awards of equity or equity based compensation; or (viii) any combination of the foregoing.. In making such determinations, the Board of Directors (the “Board”) may take into account the nature of the services rendered by such person, his or her present and potential contribution to the Company’s success, and such other factors as the Board in its discretion shall deem relevant. Employees, non-employee directors, and consultants of the Company and its subsidiaries are eligible to participate in the 2022 Plan. Incentive stock options may be granted under the 2022 Plan only to employees of our company and its affiliates. Employees, directors and consultants of our company and its affiliates are eligible to receive all other types of awards under the 2022 Plan.

Subject to adjustment in connection with the payment of a stock dividend, a stock split or subdivision or combination of the shares of Common Stock, or a reorganization or reclassification of the Company’s Common Stock, the aggregate number of shares of Common Stock which may be issued pursuant to awards under the 2022 Plan is the sum of (i) three million (3,000,000) shares, and (ii) an automatic increase on April 1st of each year for a period of nine years commencing on April 1, 2023 and ending on (and including) April 1, 2032, in an amount equal to the lesser of (A) five percent (5%) of the total shares of Common Stock of the Company outstanding on the last day of the immediately preceding fiscal year; and (B) 1,500,000 shares of Common Stock; provided, however, that the Board may act prior to April 1st of a given year to provide that the increase for such year will be a lesser number of shares of Common Stock. Notwithstanding the foregoing, no more than a total of 10,000,000 shares of Common Stock (or awards) may be issued or granted under the 2022 Plan in aggregate, and no more than 10,000,000 shares of Common Stock may be issued pursuant to the exercise of Incentive Stock Options. On April 1, 2023, the number of shares available for awards under the 2022 Plan increased automatically by 1,251,190 shares, equal to 5% of the total outstanding shares of common stock of the Company as of December 31, 2022.

A total of 4,251,190 shares may be issued as awards under the 2022 Plan (3,000,000 as of December 31, 2022) of which 3,454,756 shares of Common Stock are currently available for future awards under the 2022 Plan (3,000,000 as of December 31, 2022).

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Family Employment

None of our directors are related by blood, marriage, or adoption to any other director, executive officer, or other key employees.

We have adopted a nepotism policy pursuant to which family members of any employee, which include fathers, mothers, siblings, sons, daughters, nieces, nephews or grandchildren, may not be hired or terminated by a direct family member. Additionally, family members are not allowed to participate in any discussion relating to the setting of compensation rates for other family members. An immediate relative of any employee can only be hired after the Compensation Committee has reviewed the application of the direct family member and has satisfied itself that (a) the position is necessary, (b) the position has been adequately advertised, (c) other applicants have been interviewed by non-family managers of the Company, and (d) the family member is the most qualified candidate for the position. Further, written approval from the Chairman of the Compensation Committee must be received along with an approved rate of pay before any family members of any employees, officers or directors can be employed and paid by us.

Related Person Transaction Policy

From time to time, we have entered into transactions with certain “related persons,” a category that generally includes executive officers, directors, and beneficial owners of 5% or more of our Common Stock, and immediate family members of these persons and entities in which one of these persons has a direct or indirect material interest. We refer to transactions with these related persons as “related party transactions.” The Audit Committee is responsible for the review and approval of each related party transaction exceeding $120,000, although, as a matter of practice, the Audit Committee reviews, and, if appropriate, approves, all related party transactions regardless of the amount involved.

The Audit Committee considers all relevant factors when determining whether to approve a proposed related party transaction, including (without limitation):

●	the size of the transaction and the amount of consideration that might be paid to a related person;

●	the nature of the interest of the applicable related person; and

●	whether the transaction involves the provision of goods or services to us that are available from unaffiliated third parties.

Implementation of the Policy

In determining whether to approve a proposed related party transaction, the Audit Committee must be reasonably satisfied that:

●	the transaction likely will significantly benefit all stockholders, even though it will provide a benefit to the related parties; and

●	goods or services of comparable quality either cannot be obtained from third parties in time to meet the Company’s needs or can be obtained but at a significantly higher cost.

In appropriate circumstances, the Audit Committee may enlist outside sources to obtain information about the possibility of using third-party vendors’ goods and/or services.

Compensation of certain related persons other than executive officers is determined by the Compensation Committee rather than the Audit Committee as discussed in “Family Employment.” The policy has been followed by the Committee since 2004.

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Related Party Transactions

Except as discussed below or otherwise disclosed above under “Executive and Director Compensation”, “Executive Compensation” and “Directors Compensation”, there have been no transactions over the last two fiscal years, and there is not currently any proposed transaction, in which the Company was or is to be a participant, where the amount involved exceeds the lesser of (a) $120,000 or (b) one percent of the Company’s total assets at year-end for the last two completed fiscal years, and in which any officer, director, or any stockholder owning greater than five percent (5%) of our outstanding voting shares, nor any member of the above referenced individual’s immediate family, had or will have a direct or indirect material interest.

On January 21, 2021, the Board of Directors issued Mr. Ryan L. Smith, the Company’s Chief Executive Officer and Chief Financial Officer, 100,000 shares of Common Stock as a bonus, which shares vest equally over a four-year period.

On February 22, 2021, the Board of Directors granted each of the then four independent members of the Board of Directors 10,000 shares of restricted Common Stock which vested in full on January 28, 2022, in consideration for services rendered for the period from February 22, 2021 to January 28, 2022.

Nominating and Voting Agreement.

On January 5, 2022, the Company closed the acquisitions contemplated by those certain three separate Purchase and Sale Agreements, previously entered into by the Company on October 4, 2021, with each of (a) Lubbock Energy Partners LLC; (b) Banner Oil & Gas, LLC, Woodford Petroleum, LLC and Llano Energy LLC, and (c) Synergy Offshore LLC. Lubbock is beneficially owned by Mr. John A. Weinzierl (our Chairman) and Mr. Wallis T. Marsh, due to their status as Chief Executive Officer and Manager, and Manager, respectively, of Lubbock. Synergy may be deemed to be beneficially owned by Mr. Duane H. King (one of our Directors) and Mr. Lee Hightower due to their status as Chief Executive Officer and Manager and President and Manager, respectively, of Synergy, and as a result of their respective ownership and positions as Managers and Officers of the limited liability company that owns 100% of the membership interests of Synergy.

Also on January 4, 2022, we and each of the Sellers entered into a Nominating and Voting Agreement. On and effective on September 16, 2022, the Company, each of the Sellers, and King Oil & Gas Company, Inc., which entity is controlled by Duane H. King, its President and one of our directors, WDM Family Partnership, LP, which entity is controlled by Wallis T. Marsh, its President, and Katla Energy Holdings LLC, which entity is controlled by John A. Weinzierl, its Chief Executive Officer and our Chairman, entered into an Amended and Restated Nominating and Voting Agreement.

The Amended and Restated Nominating and Voting Agreement is discussed in greater detail above under “Corporate Governance” – “Nominating and Voting Agreement and Board Appointment Rights”, which information is incorporated by reference into this “Certain Relationships and Related Transactions” section by reference.

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and officers. The indemnification agreements and our Certificate of Incorporation and Bylaws require us to indemnify our directors and officers to the fullest extent permitted by Delaware law.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who beneficially own more than 10% of our Common Stock to file reports of their ownership of, and transactions in, our Common Stock with the SEC and to furnish us with copies of the reports they file. Based solely upon our review of the Section 16(a) filings that have been furnished to us we believe that all filings required to be made under Section 16(a) during 2022 were timely made, except that Joshua Batchelor, our director (and his affiliated entities), failed to timely file his/its initial ownership report on Form 3 and failed to timely file one Form 4, and as a result one transaction was not timely disclosed; Don Kessel, our Chief Operating Officer, failed to timely file one Form 4 and as a result one transaction was not timely disclosed; Ryan L. Smith, our Chief Executive Officer and director, failed to timely file one Form 4 and as a result one transaction was not timely disclosed; John A. Weinzierl, our Chairman (and his affiliated entities), failed to timely file his initial ownership report on Form 3 and failed to timely file two Form 4s and as a result three transactions were not timely disclosed; Katla Energy Holdings LLC, a greater than 10% shareholder of the Company, which is beneficially owned by John A. Weinzierl, our Chairman, failed to timely file its initial ownership report on Form 3; WDM Family Partnership, LP, a greater than 10% shareholder of the Company, failed to timely file its initial ownership report on Form 3 and failed to timely file one Form 4, and as a result one transaction was not timely disclosed; Wallis T. Marsh, a greater than 10% shareholder of the Company, failed to timely file one Form 4 and as a result two transactions were not timely disclosed; Lubbock Energy Partners LLC, a greater than 10% shareholder, which is beneficially owned by John A. Weinzierl, our Chairman, failed to timely file one Form 4 and as a result one transaction was not timely disclosed; and Randall D. Keys, our director, failed to timely file one Form 4 and as a result one transaction was not timely disclosed.

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PROPOSAL 1: ELECTION OF DIRECTORS

At the Annual Meeting, three Class One directors are to be elected to hold office until the 2026 annual meeting of stockholders and until their respective successors are duly elected and qualified. The Nominating Committee has recommended, and the Board of Directors has selected, the following nominees for election: John A. Weinzierl, Randall D. Keys, and D. Stephen Slack, each of whom are currently directors of our company. The Company is not aware of any nominee who will be unable to, or for good cause will not, serve as a director. Mr. John A. Weinzierl, the Chief Executive Officer and Manager of Lubbock, has been designated by Lubbock, as a director of the Company, pursuant to the terms of the Nominating and Voting Agreement described above under “General” - “Nominating and Voting Agreement and Board Appointment Rights”.

Directors

We believe that each of our directors possesses high standards of personal and professional ethics, character, integrity and values; an inquisitive and objective perspective; practical wisdom; mature judgment; diversity in professional experience, skills and background and a proven record of success in their respective fields; and valuable knowledge of our business and industry. Moreover, each of our directors is willing to devote sufficient time to carrying out his or her duties and responsibilities effectively and is committed to serving the Company and our stockholders.

Our Current Directors consist of:

Name	Position	Age	Director Class	Director Since
John A. Weinzierl	Chairman	55	One*	January 2022
D. Stephen Slack	Director	72	One*	December 2019
Randall D. Keys	Chairman	63	One*	December 2019
Ryan L. Smith	President, Chief Executive Officer and Chief Financial Officer and Director	40	Two	January 2021
James W. Denny III	Director	75	Two	December 2019
Duane H. King	Director	62	Three	January 2022
Joshua Batchelor	Director	46	Three	January 2022

* Up for appointment at the Annual Meeting.

The Company’s Board currently consists of seven directors. The Company’s Certificate of Incorporation provides for the division of the Company’s Board into three classes as equal in number as the total number of members of the Board provided in the Bylaws permits.

The nominees for election at the Annual Meeting are John A. Weinzierl, Randall D. Keys, and D. Stephen Slack (each current members of the Board). Please see biographical information for the directors and the nominees below, under the heading “Business Experience of Directors”. If approved by the stockholders, each nominee will serve terms that will expire at the 2026 annual meeting.

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Business Experience of Directors

Set forth below is certain biographical information for each director as of the date of this filing. The Nominating Committee selects director nominees based on their skills, achievements, and experience, and believes that each nominee should have experience in positions of responsibility and leadership and an understanding of our oil and natural gas exploration and production business. Our overall objective is to identify a group of directors that can best contribute to our long-term success. All of the directors, including the directors standing for re-election, discussed below are seasoned leaders who collectively bring to the Board a vast array of oil and natural gas industry, public company and private company and other business experience, all at the senior executive officer level, and who meet our director qualification standards. Among other attributes, the members of our Board possess a wide breadth of varied skills, experience and leadership in the natural resources and energy industries, finance and accounting, risk management, operations management, strategic planning, business development, regulatory and government affairs, corporate governance, human resources and compensation, and public policy—qualities that led the Nominating Committee and the Board to conclude that these individuals should serve as our directors at this time, in light of our business and structure, overall industry environment, and our long-term strategy. The specific experiences, qualifications, attributes, and skills of each director are briefly described below. In addition, the directors represent diverse backgrounds, skill sets, and viewpoints, with a blend of historical and fresh perspectives, and have a demonstrated ability to work collaboratively with candid discussion.

Director Nominees

John A. Weinzierl (Age 55) – Independent Director (Class One)(Director Nominee - Chairman). Mr. Weinzierl has served as Chairman of the Board of Directors of the Company since January 2022. John A. Weinzierl is a founding partner of Katla Capital, a Houston based family office seeking to invest with entrepreneurs, business owners, management teams and other investors/sponsors in diversified industries, as well as other opportunistic investments in real estate and alternative asset classes. He also leads Katla Energy Holdings LLC, a company he founded in 2016, to own, operate and invest in energy assets and companies in North America. Mr. Weinzierl previously served as CEO of Memorial Resource Development LLC (MRD), a company he co-founded in 2011, from December 2011 to September 2016. While CEO, he expanded MRD’s oil and gas operations to six states, led the public listing of two subsidiary companies, Memorial Resource Development Corp. and Memorial Production Partners LP. Memorial Production Partners LP filed for Chapter 11 bankruptcy protection in January 2017, which bankruptcy was closed in May 2017 (Mr. Weinzierl served as Chief Executive Officer of Memorial Production Partners LP from December 2011 to September 2016). Prior to MRD, Mr. Weinzierl was a partner and ran the Houston office of NGP Energy Capital Management, an energy-focused private equity firm, from 1999 to 2011. He sourced, structured and executed investments, monitored existing investments and led capital markets transactions in the upstream, midstream and oilfield services sectors. He began his career as a petroleum engineer for Conoco, Inc. and held positions of increasing responsibility in project teams located in the US, Congo (Brazzaville), Nigeria and Norway. Mr. Weinzierl is a licensed Professional Engineer (PE) in the State of Texas, and earned a B.S. in Petroleum Engineering and an MBA from the University of Texas at Austin, which recognized him as a Sord Scholar, a Distinguished Alumnus from the Department of Petroleum Engineering and an Outstanding Young Engineering Graduate. He is currently a member and former chairman of the Engineering Advisory Board of the Cockrell School of Engineering at the University of Texas at Austin, was President of the Houston Producers Forum, serves on the Board of Trustees of Episcopal High School (Houston) and is President of the St. Francis Episcopal Church Endowment Fund.

Qualifications: The Board has concluded that Mr. Weinzierl’s significant oil and gas experience qualifies him for service as a member of the Board of Directors.

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Randall D. Keys (Age 63) – Independent Director (Class One)(Director Nominee). Mr. Keys has served on the Board since December 2019. Mr. Keys served as Chief Executive Officer of Evolution Petroleum Corporation, an NYSE-listed exploration and production company, prior to his retirement in June 2018. He joined Evolution in 2014 as Chief Financial Officer. Mr. Keys has over 35 years of experience in the oil and gas industry, including positions as Chief Financial Officer of public energy companies. He earned a B.B.A. in Accounting from the University of Texas at Austin and began his career with the accounting firm of KPMG.

Qualifications: The Board has concluded that Mr. Keys’ broad experience in the energy industry qualifies him for service as an independent director. Further, his experience as a financial officer in public energy companies, experience with SEC reporting requirements and his education and prior certification as a CPA qualifies him to serve as an Audit Committee Financial Expert.

D. Stephen Slack (Age 73) – Independent Director (Class One)(Director Nominee). Mr. Slack has served on the Board since December 2019 and served as Chairman of the Board of Directors from December 2019 to January 2022. Mr. Slack is the former President and Chief Executive Officer of South Bay Resources, L.L.C., a privately held oil and gas exploration and production company, and of its affiliate South Bay Resources Canada, Inc. Prior to founding South Bay in 2001, Mr. Slack served as Senior Vice President and Chief Financial Officer of Pogo Producing Company, Inc. (formerly NYSE: PPP), an independent oil and gas producer, from 1988 to 1998, and as a director from 1990 to 1998. From March 2003 to August 2010, Mr. Slack served as a director of The Cornell Companies, Inc. (formerly NYSE: CRN). During his tenure, Mr. Slack served as chair of the Audit Committee, the Committee’s designated financial expert and as a member of the Compensation Committee. Mr. Slack received his bachelor’s degree from the University of Southern California and his Master of Business Administration (M.B.A.) from Columbia University.

Qualifications: The Board has concluded that Mr. Slack’s experience qualifies him for service as an independent director and as a member of the Audit, Compensation and Nominating Committees.

Continuing Directors

Duane H. King (Age 62) – Independent Director (Class Three)(Continuing Director). Mr. King has served as a member of the Board of Directors since January 2022. Mr. King has served as CEO of Synergy Offshore, LLC (which he co-founded) since October 2010. In 2002, Mr. King co-founded Synergy Oil & Gas, L.P. (“Synergy LP”). In 2010 and 2011, Synergy LP sold its assets, providing a successful exit to its private equity sponsor, Natural Gas Partners, while retaining an interest in a midstream processing company and an exploration project. In 1991, Mr. King co-founded Synergy Oil & Gas, Inc and in 2001, successfully sold the company. From 1988 to May 1991, he served as an Associate with the Chase Manhattan Bank in the Energy Division in Houston and New York, specializing in energy corporate finance. From 1984 to 1986, Mr. King was a Production Engineer for Mitchell Energy & Development Corp. in Midland, Texas. His responsibilities with Mitchell included the design, arrangement and performance of completions and workovers and the direction of the daily operations of approximately 120 producing oil and gas wells. Mr. King is a member of The Chancellor’s Council Executive Committee and the Engineering Advisory Board for the University of Texas. Mr. King is also involved in numerous charity organizations and is currently the President of the Board of Yellowstone Academy, a school he helped establish, and has served on the Boards of Episcopal High School, Archway Academy, Presbyterian School, Houston Habitat for Humanity, Houston Producers Forum, and other organizations. Mr. King received his B.S. with honors in Petroleum Engineering from the University of Texas and obtained an MBA from the University of Texas where he was a Sord Scholar.

Qualifications: The Board has concluded that Mr. King’s significant oil and gas experience qualifies him for service as a member of the Board of Directors.

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Joshua L. Batchelor (Age 46) – Independent Director (Class Three)(Continuing Director). Mr. Batchelor has served as a member of the Board of Directors since January 2022. Mr. Batchelor is a Co-Founder and Managing Partner of Sage Road Capital, a Houston-based lower middle market private equity fund focused on the upstream oil and gas sector, with over $200 million under management. Prior to founding Sage Road in 2012, Mr. Batchelor was a Principal at Quantum Energy Partners, a leading energy-focused private equity firm with over $6 billion of capital under management.

Mr. Batchelor also held positions with Behrman Capital, a middle market private equity firm focused on technology, healthcare and business services, and Morgan Stanley Capital Partners (now Metalmark Capital). Mr. Batchelor served as a director of Ridglea Energy, LLC from November 2015 to October 2020, which entity filed for Chapter 7 bankruptcy in October 2020 which bankruptcy was closed in May 2021. Mr. Batchelor holds a B.A. in Mathematical Methods in the Social Sciences and Economics with honors from Northwestern University.

Qualifications: The Board has concluded that Mr. Batchelor’s significant private equity and oil and gas experience qualifies him for service as a member of the Board of Directors.

James W. Denny III (Age 75) – Independent Director (Class Two) (Continuing Director). Mr. Denny has served on the Board since December 2019. Mr. Denny possesses more than 45 years of industry related experience. Mr. Denny previously served as Executive Vice President of Operations for Lilis Energy from April 2018 to July 2019. Mr. Denny served as Vice President at Siltstone from January 2016 to March 2018 and as Magnum Hunter Resource Corporation’s Executive Vice President of Operations and as President of the Appalachian Division from 2007 to September 2015. Mr. Denny also served as President and Chief Executive Officer of Gulf Energy Management Company, a wholly-owned subsidiary of Harken Energy Corporation from 2002 to 2007. In his capacity as President and Chief Executive Officer of Gulf Energy Management, Mr. Denny was responsible for all facets of Gulf Energy Management’s North American operations. He is a registered professional engineer in the state of Louisiana and is a certified earth scientist. He is also a member of various industry associations, including the American Petroleum Institute, the National Society of Professional Engineers, the Society of Petroleum Engineers and the Society of Petroleum Evaluation Engineers. He is a graduate of the University of Louisiana-Lafayette with a Bachelor of Science in Petroleum Engineering.

Qualifications: The Board has concluded that Mr. Denny’s oil and gas industry experience qualifies him for service as an independent director and as a member of the Audit, Compensation and Nominating Committees.

Ryan L. Smith (Age 40) – Director (Class Two) (Continuing Director), Chief Executive Officer and Chief Financial Officer. Mr. Smith has served as the Company’s Chief Executive Officer since December 2019 and as the Company’s Chief Financial Officer since May 2017. Mr. Smith consulted for the Company from January 2017 to May 2017. Prior to this position, Mr. Smith served as Emerald Oil Inc.’s Chief Financial Officer from September 2014 to January 2017 and Vice President of Capital Markets and Strategy from July 2013 to September 2014. Emerald Oil Inc. filed for bankruptcy protection in March 2016 and emerged in November 2016. Prior to joining Emerald, Mr. Smith was a Vice President in Canaccord Genuity’s Investment Banking Group focused solely on the energy sector. Mr. Smith joined Canaccord Genuity in 2008 and was responsible for the execution of public and private financing engagements along with mergers and acquisitions advisory services. Prior to joining Canaccord Genuity, Mr. Smith was an Analyst in the Wells Fargo Energy Group, working solely with upstream and midstream oil and gas companies. Mr. Smith holds a Bachelor of Business Administration degree in Finance from Texas A&M University.

Qualifications:

The Board has concluded that Mr. Smith’s significant oil and gas experience and familiarity with the day to day operations of our business qualify him for service as a director.

Board Recommendation

The Board recommends you vote “FOR” the director nominee contained in Proposal 1. For the reasons provided in this Proxy Statement, we are asking stockholders to vote “FOR” the following resolution:

“RESOLVED, that the stockholders approve the election of John A. Weinzierl, Randall D. Keys, and D. Stephen Slack as Class One directors of the Company to serve until the third succeeding annual meeting of stockholders to be held in 2026, and until their successor(s) have been duly elected or appointed and qualified.”

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PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

The Board seeks stockholder ratification of the Audit Committee’s engagement and appointment of Plante & Moran PLLC (“Plante Moran”), certified public accountants, to act as the independent registered public accounting firm for the audit of our financial statements for the year ending December 31, 2023. The Audit Committee has not determined what action, if any, would be taken should the appointment of Plante Moran not be ratified at the meeting. A representative from Plante Moran is not expected to be present at the Annual Meeting, but if a representative from Plante Moran is present, they will be provided the opportunity to make a statement at the meeting.

Principal Accounting Fees and Services

The Audit Committee approves the terms of engagement before we engage the audit firm for audit and non-audit services, except as to engagements for services outside the scope of the original terms, in which instances the services are provided pursuant to pre-approval policies and procedures established by the Audit Committee. These pre-approval policies and procedures are detailed as to the category of service and the Audit Committee is kept informed of each service provided. These policies and procedures, and the work performed pursuant thereto, do not include any delegation to management of the Audit Committee’s responsibilities under the Exchange Act.

Plante Moran, the Company’s independent registered accounting firm for the fiscal years ended December 31, 2022 and 2021, charged the following fees related to our 2022 and 2021 financial statements through March 31, 2023, all of which were approved by the Audit Committee:

	2022	2021
Audit fees	$381,041	$184,818
Audit-related fees	164,277	63,178
Tax fees	-	-
All other fees (1)	63,275	8,420
Total	$608,593	$256,416

(1) All other fees in 2022 relate to review of registration statements filed by the Company and the audits of financial statements of acquired companies during the year ended December 31, 2022. All other fees in 2021 relate to review of registration statements filed by the Company during the year ended December 31, 2021.

Relationship with Independent Accountants

Each audit report of Plante Moran on the Company’s financial statements for the years ended December 31, 2022 and 2021 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years ended December 31, 2022, there were no disagreements between the Company and Plante Moran on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Plante Moran, would have caused them to make reference thereto in their reports on the Company’s financial statements for such years.

During the two most recent fiscal years ended December 31, 2022, there were no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K concerning Plante Moran, except that for the years ended December 31, 2022 and 2021, material weaknesses existed in our internal control over financial reporting, as described in Item 9A to our annual reports on Form 10-K for each such year.

Board Recommendation

The Board recommends you vote “FOR” Proposal 2. For the reasons provided in this Proxy Statement, we are asking stockholders to vote “FOR” the following resolution:

“RESOLVED, that the stockholders ratify the Audit Committee’s appointment of Plante & Moran PLLC, certified public accountants, to act as the auditors of the Company’s financial statements for the year ending December 31, 2023.”

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PROPOSAL 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION

General Information

In accordance with the requirements of Section 14A of the Exchange Act, our stockholders are entitled to cast an advisory “say-on-pay” vote at the Annual Meeting to approve the compensation of the Company’s executive officers named in the “Summary Compensation Table”, as disclosed in this Proxy Statement above under “Executive and Director Compensation”. We currently hold an advisory vote on executive compensation every year. We last held a vote on the frequency of future votes on “say-on-pay” approval of executive compensation at our 2022 Annual Meeting. At the 2022 annual stockholders’ meeting, the outcome of the say-on-pay vote was 21,092,417 votes for, 53,642 votes against, 18,263 votes abstaining, and 1,887,638 broker non-votes.

As an advisory vote, the result of the vote on this Proposal 3 is not binding on the Board or the Compensation Committee. However, the Compensation Committee, which is responsible for designing and administering our executive compensation program, values the opinions expressed by stockholders in their vote on this proposal and will continue to consider the outcome of the vote when making future compensation decisions for Named Executive Officers referenced in the “Summary Compensation Table”.

We believe that our executive compensation program (1) has played a significant role in our ability to attract, motivate and retain a highly qualified executive team to manage our company, and (2) is structured in the best manner possible to support the achievement of our short-term and long-term business goals and the creation and enhancement of stockholder value.

The vote solicited by this proposal is advisory in nature and its outcome will not be binding on the Board or the Compensation Committee, nor will the outcome of the vote require the Board or the Compensation Committee to take any action. Moreover, the outcome of the vote will not be construed as overruling any decision of the Board or the Compensation Committee, nor creating or implying any additional fiduciary duty of the Board or the Compensation Committee. However, the Board and the Compensation Committee will carefully consider the outcome of the vote when considering future executive compensation arrangements.

Board Recommendation

The Board recommends you vote for Proposal 3. For the reasons provided in this Proxy Statement, we are asking stockholders to vote “FOR” the following resolution:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation philosophy, policies and procedures and the compensation of our Named Executive Officers for 2022 as disclosed in the Proxy Statement for U.S. Energy’s 2023 Annual Meeting of Stockholders pursuant to Item 402(m) through (q) of Regulation S-K, including the compensation tables and narrative discussion, be, and hereby is, APPROVED.”

ADDITIONAL FILINGS

The Company’s Forms 10-K, 10-Q, 8-K and all amendments to those reports are available without charge through the Company’s website on the Internet as soon as reasonably practicable after they are electronically filed with, or furnished to, the Securities and Exchange Commission. Information on our website does not constitute part of this proxy statement.

The Company will provide, without charge, to each person to whom a proxy statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any of the filings described above. Individuals may request a copy of such information by sending a request to the Company, 1616 Voss, Suite 725, Houston, Texas 77057; Attention: Ryan Smith, Chief Executive Officer.

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DOCUMENTS INCORPORATED BY REFERENCE

None.

OTHER MATTERS

As of the date of this proxy statement, our management has no knowledge of any business to be presented for consideration at the Annual Meeting other than that described above. If any other business should properly come before the Annual Meeting or any adjournment thereof, it is intended that the shares represented by properly executed proxies will be voted with respect thereto in accordance with the judgment of the persons named as agents and proxies in the enclosed form of proxy.

The Board of Directors does not intend to bring any other matters before the Annual Meeting of stockholders and has not been informed that any other matters are to be presented by others.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

(a)	No officer or director of the Company has any substantial interest in the matters to be acted upon, other than his role as an officer or director of the Company.

(b)	No director of the Company has informed the Company that he intends to oppose the action taken by the Company set forth in this proxy statement.

COMPANY CONTACT INFORMATION

All inquiries regarding our Company should be addressed to our Company’s principal executive office:

U.S. Energy Corp.

1616 Voss, Suite 725

Houston, Texas 77057

Attention: Ryan Smith, Chief Executive Officer

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U.S. ENERGY CORP.

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 20, 2023. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 20, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V17061-P93072

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

U.S. ENERGY CORP.

The Board of Directors recommends that you vote FOR the nominees:

	For All	Withhold All	For All Except
1. To elect three Class One directors to serve for a term expiring at our 2026 Annual Meeting of Shareholders.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees Class One:

01) John A. Weinzierl
02) Randall D. Keys
03) D. Stephen Slack

The Board of Directors recommends you vote FOR the following proposal No. 2:

The Board of Directors recommends you vote FOR the following proposal No. 3:

	For	Against	Abstain
3. Advisory vote to approve named executive officer compensation.	☐	☐	☐

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please provide your full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V17062-P93072

U.S. ENERGY CORP.

This proxy is solicited by the Board of Directors for the Annual Meeting of Shareholders to be held on June 21, 2023 at 9:00 AM, CDT

The undersigned, shareholder(s) of U.S. Energy Corp. (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement of the Company for the Company's 2023 Annual Meeting, and hereby appoints Ryan L. Smith (the "Proxy"), with full power of substitution and re-substitution, as proxy and attorney-in-fact, to cast all votes that the shareholder(s) is/are entitled to cast at, and with all powers that the undersigned would possess if personally present at, the Annual Meeting of Shareholders of the Company, to be held at 9:00 AM, CDT on June 21, 2023, at the Company's Offices at 1616 Voss, Suite 725, Houston, Texas 77057, and at any adjournment or postponement thereof, and to vote all shares of the Company that the Shareholder(s) would be entitled to vote if then and there personally present, on the matters set forth in the proxy statement, and all such other business as may properly come before the meeting. I/we hereby revoke all proxies previously given.

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS INDICATED, IT WILL BE VOTED FOR THE DIRECTORS SPECIFIED IN PROPOSAL 1 AND FOR EACH OF PROPOSAL 2, AND PROPOSAL 3 AND FOR ALL SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING IN THE SOLE DETERMINATION OF THE PROXY.

Continued and to be signed on reverse side